                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  4
Performance Results..............................  5
Performance in Perspective.......................  6
Glossary of Terms................................  7
Portfolio Management Review......................  9
Portfolio Highlights............................. 12
Portfolio of Investments......................... 13
Statement of Assets and Liabilities.............. 42
Statement of Operations.......................... 43
Statement of Changes in Net Assets............... 44
Financial Highlights............................. 45
Notes to Financial Statements.................... 48
Report of Independent Accountants................ 55

HYM ANR 1/99

                             LETTER TO SHAREHOLDERS

December 21, 1998

Dear Shareholder,
    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the                  [PHOTO]
greatest bull markets in investment
history, unprecedented growth in
mutual fund investing, and a surge in
personal retirement planning. The
coming millennium promises to hold
even more opportunities.
    To lead us into this new era of
investing, we are proud to announce        DENNIS J. MCDONNELL AND DON G. POWELL
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and he will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning, and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your fund and joins Dennis McDonnell in addressing you in future shareholder reports. (See Don Powell's farewell to shareholders on page 4.)

ECONOMIC REVIEW

    The economic picture changed from rosy to uncertain during the reporting period, as the Asian financial crisis led to slowing corporate profits in the United States. Given the uncertainty surrounding emerging market nations and the near-collapse of a major U.S. hedge fund, the stock and bond markets experienced significant volatility during the past several months. With this backdrop, American and foreign investors alike pursued a flight to quality--seeking the relative safety of large-cap stocks and government bonds. In recent weeks, however, the global financial situation has improved as dozens of foreign central banks have reduced interest rates in an effort to stimulate their economies.
    Despite the global turmoil, the United States experienced only a moderate slowdown in growth. In response to declining corporate profits and mounting international concerns, the Federal Reserve lowered interest rates three times, with 0.25 percent cuts in the federal funds rate in September, October, and November. These rate cuts, coupled with a wave of corporate mergers and cost-cutting measures, lent the support needed to keep the economy growing, albeit slowly. A continuation of low inflation--only a 1.5 percent increase in the consumer price index over the last 12 months--also helped sustain the domestic economy and keep inflation-adjusted interest rates attractive.

                                                            Continued on page  2

MARKET OVERVIEW

    The municipal bond market continued to rally as interest rates fell during the year, although municipal bonds did not experience nearly the price appreciation of U.S. Treasury securities. The municipal bond rally was suppressed, in part, by excess supply, as many bond issuers took advantage of low interest rates to refinance outstanding debt and issue new bonds. In fact, during the first 11 months of the year, municipal bond supply increased 28 percent over the comparable period in 1997, with $255.2 billion in new issuance. Despite their generally lower yields, municipal bonds continued to represent an excellent value in the marketplace. At several points during the year, the yield on a AAA-rated long-term municipal bond surpassed the yield of the 30-year U.S. Treasury bond -- at unusual occurrence given municipals' tax-exempt status.
    In the high-yield segment of the municipal market, attractive yields were difficult to find, underscoring the importance of research to seek out those undervalued bonds with competitive yields. The limited availability of high-yield municipal bonds was due to the overwhelming percentage of new bonds that came to market insured, as well as the minimal difference in yields between higher-rated and lower-rated bonds. In past years, lower-rated bonds have yielded close to 1 percent more than AAA-rated bonds. However, recent market conditions allowed for a difference of as little as 0.25 percent between the two classes of bonds.

OUTLOOK

    We anticipate that the U.S. economy will continue to grow at a moderate pace and that inflation will remain low. The global financial situation is already showing signs of improvement, although the road to recovery will be steep and slow. It should be aided in January by the launch of the euro, the new European transnational currency.
    In addition, we believe that municipal bonds may continue to provide an opportunity for investors seeking competitive yields and relative safety as volatility in the stock market continues. Municipal bonds will likely see significant growth if the market's fixation on the stock market diminishes. In the long-term, we are optimistic that the stock market will continue its record growth, although we anticipate significant volatility as the strength of the market is tested. With declining profits and limited pricing power, many corporations may produce disappointing earnings in 1999. Combined with growing questions about corporate and government reactions to the Y2K computer problem, we could see an increasingly nervous market by mid-year.

                                                            Continued on page  3

    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to share with you the progress of your investment.

Sincerely,

[sig]
Don G. Powell

Chairman
Van Kampen
Investment Advisory Corp.

[sig]
Dennis J. McDonnell

President
Van Kampen
Investment Advisory Corp.

                          A FAREWELL FROM THE CHAIRMAN

              ------------------------ - ------------------------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the fund shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investment results and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your financial advisor to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Fund.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]
Don G. Powell

              ------------------------ - ------------------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED NOVEMBER 30, 1998

                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

                                           A SHARES  B SHARES  C SHARES
 TOTAL RETURNS
One-year total return based on NAV (1)...     8.28%     7.41%     7.42%
One-year total return (2)................     3.14%     3.41%     6.42%
Five-year average annual total return
(2)......................................     6.67%     6.67%       N/A
Ten-year average annual total return
(2)......................................     7.82%       N/A       N/A
Life-of-Fund average annual total return
(2)......................................     7.21%     7.03%     6.70%
Commencement date........................  01/02/86  07/20/92  12/10/93

 DISTRIBUTION RATES AND YIELD
Distribution rate (3)....................     5.69%     5.25%     5.25%
Taxable-equivalent distribution rate
(4)......................................     8.89%     8.20%     8.20%
SEC Yield (5)............................     4.99%     4.49%     4.50%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B shares and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable-equivalent calculations reflect a federal income tax rate of 36%.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending November 30, 1998.

A portion of the interest income may be subject to the federal alternative minimum tax (AMT).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment performance at regular intervals. A comparison of your Fund's performance to an applicable benchmark can:

    - Illustrate the market environment in which your Fund is being managed.

    - Reflect the impact of favorable market trends or difficult market conditions.

    - Help you evaluate how your Fund's management team has responded to the opportunities and challenges.

    The following graph compared your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. The index is a broad-based, statistical composite that does not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents.

    GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

    Van Kampen High Yield Municipal Fund vs. Lehman Brothers Municipal Bond
    Index
    (November 30, 1988 through November 30, 1998)


-----------------------------
FUND'S TOTAL RETURN

1 Year Avg. Annual = 3.14%
5 Year Avg. Annual = 6.67%
10 Year Avg. Annual = 7.82%
Inception Avg. Annual = 7.21%
-----------------------------

                                    [GRAPH]

                                                              VAN KAMPEN HIGH YIELD MUNICIPAL     LEHMAN BROTHERS MUNICIPAL BOND
                                                                            FUND                              INDEX
                                                              -------------------------------     ------------------------------
Nov 1988                                                                   9521.00                           10000.00
                                                                           9574.00                           10102.00
                                                                           9668.00                           10311.10
                                                                           9636.00                           10193.60
                                                                           9731.00                           10169.10
                                                                           9991.00                           10410.10
                                                                          10088.00                           10626.60
                                                                          10222.00                           10771.20
                                                                          10338.00                           10917.60
                                                                          10315.00                           10810.70
                                                                          10320.00                           10778.20
                                                                          10419.00                           10909.70
Nov 1989                                                                  10510.00                           11100.60
                                                                          10563.00                           11191.70
                                                                          10539.00                           11139.10
                                                                          10622.00                           11238.20
                                                                          10666.00                           11241.60
                                                                          10637.00                           11160.60
                                                                          10786.00                           11403.90
                                                                          10876.00                           11504.30
                                                                          10987.00                           11673.40
                                                                          10876.00                           11504.10
                                                                          10917.00                           11511.00
                                                                          10999.00                           11719.40
Nov 1990                                                                  11186.00                           11955.00
                                                                          11196.00                           12007.50
                                                                          11270.00                           12168.50
                                                                          11333.00                           12274.30
                                                                          11386.00                           12279.20
                                                                          11515.00                           12442.50
                                                                          11655.00                           12553.30
                                                                          11644.00                           12540.70
                                                                          11808.00                           12693.70
                                                                          11907.00                           12861.30
                                                                          12040.00                           13028.50
                                                                          12118.00                           13145.70
Nov 1991                                                                  12162.00                           13182.50
                                                                          12388.00                           13466.00
                                                                          12422.00                           13496.90
                                                                          12456.00                           13501.00
                                                                          12525.00                           13505.40
                                                                          12653.00                           13626.60
                                                                          12793.00                           13787.40
                                                                          12945.00                           14019.00
                                                                          13228.00                           14439.60
                                                                          13133.00                           14298.10
                                                                          13217.00                           14391.00
                                                                          13145.00                           14250.00
Nov 1992                                                                  13350.00                           14505.10
                                                                          13509.00                           14653.00
                                                                          13653.00                           14823.00
                                                                          13995.00                           15359.60
                                                                          13967.00                           15196.80
                                                                          14089.00                           15350.20
                                                                          14174.00                           15436.20
                                                                          14309.00                           15694.00
                                                                          14344.00                           15714.40
                                                                          14533.00                           16041.30
                                                                          14680.00                           16224.10
                                                                          14751.00                           16255.00
Nov 1993                                                                  14639.00                           16111.90
                                                                          14881.00                           16451.90
                                                                          15018.00                           16639.40
                                                                          14786.00                           16208.50
                                                                          14446.00                           15548.80
                                                                          14506.00                           15681.00
                                                                          14673.00                           15817.40
                                                                          14666.00                           15720.90
                                                                          14890.00                           16008.60
                                                                          14976.00                           16064.60
                                                                          14896.00                           15828.50
                                                                          14761.00                           15546.70
Nov 1994                                                                  14653.00                           15265.30
                                                                          14909.00                           15601.10
                                                                          15209.00                           16047.30
                                                                          15539.00                           16514.30
                                                                          15672.00                           16704.20
                                                                          15747.00                           16724.30
                                                                          16025.00                           17257.80
                                                                          15956.00                           17107.60
                                                                          16062.00                           17270.20
                                                                          16198.00                           17489.50
                                                                          16320.00                           17599.70
                                                                          16530.00                           17854.90
Nov 1995                                                                  16801.00                           18151.30
                                                                          16983.00                           18325.50
                                                                          17075.00                           18464.80
                                                                          17032.00                           18339.20
                                                                          16957.00                           18104.50
                                                                          16913.00                           18053.80
                                                                          16977.00                           18046.60
                                                                          17119.00                           18243.30
                                                                          17261.00                           18409.30
                                                                          17342.00                           18405.60
                                                                          17502.00                           18663.30
                                                                          17694.00                           18874.20
Nov 1996                                                                  17888.00                           19219.60
                                                                          17970.00                           19138.90
                                                                          18037.00                           19175.20
                                                                          18185.00                           19351.60
                                                                          18171.00                           19094.30
                                                                          18320.00                           19254.70
                                                                          18518.00                           19543.50
                                                                          18684.00                           19752.60
                                                                          19085.00                           20299.70
                                                                          19101.00                           20108.90
                                                                          19304.00                           20348.20
                                                                          19490.00                           20478.50
Nov 1997                                                                  19609.00                           20599.30
                                                                          19952.00                           20900.00
                                                                          20107.00                           21115.30
                                                                          20211.00                           21121.60
                                                                          20315.00                           21140.60
                                                                          20350.00                           21045.50
                                                                          20557.00                           21378.00
                                                                          20678.00                           21461.40
                                                                          20727.00                           21515.00
                                                                          20956.00                           21848.50
                                                                          21149.00                           22121.60
                                                                          21146.00                           22121.60
Nov 1998                                                                  21232.00                           22199.10

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CLASS A SHARES: When Class A shares of a fund are purchased, the share price includes the net asset value plus a one-time sales charge (or "load"). In most cases, there is no redemption fee (contingent deferred sales charge).

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations perform better in rising rate environments, while funds with longer durations perform better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS: Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

SECONDARY MARKET TRADE: The purchase or sale of a security that is not a new issue.

YIELD: The annual rate of return on an investment, expressed as a percentage.
    For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

We recently spoke with the management team of the Van Kampen High Yield Municipal Fund about the key events and economic forces that shaped the markets during the past 12 months. The team includes Wayne D. Godlin, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views on the Fund's performance during the 12-month period ended November 30, 1998.

   Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED DURING THE PAST 12 MONTHS?

   A The past 12 months have been very challenging in the high-yield municipal market. As interest rates moved lower, tight credit spreads--the difference in interest rate exposure between high- and low-quality bonds--made it more challenging for us to take advantage of opportunities in the market. In addition, the primary market continued to produce only a moderate supply of high-yield bond issues.
    The strength of the secondary market, on the other hand, was a benefit to the Fund and its portfolio. Activity in the secondary market during the past 12 months has supported the value of the bonds in the Fund's portfolio and has helped contribute to the increase in the net asset value of the Fund's shares.

   Q  WHERE DID YOU FIND VALUE DURING THE PERIOD?

   A Our strategy for selecting high-yield municipal bonds focuses primarily on evaluating bonds on an individual basis. Our research team of six regional analysts continued to focus on uncovering value in small to mid-size new issues in the $5 to $15 million range. In addition, we continued to increase the Fund's exposure to nonrated bonds because we feel these bonds currently offer our shareholders the greatest value.
    We increased the Fund's exposure to higher-yielding nonrated bonds because we believe there has been a significant improvement in the overall credit quality of these types of bonds in a broad range of sectors. During the period, the Fund continued to benefit from its exposure to these bonds. As of November 30, 1998, 85.8 percent of the Fund's portfolio was invested in nonrated bonds, compared to 73.2 percent at the beginning of the period.

   Q DID ANY PARTICULAR TYPES OF ISSUES WITHIN THE HIGH-YIELD MUNICIPAL MARKET HELP THE FUND'S PERFORMANCE?

   A Our sector weightings are a reflection of where we found opportunity on a bond-by-bond basis. We benefited from purchases in many sectors, including--but not limited to--land-secured financings, life care projects, and not-for-profit social service providers.
    Historically, the Fund has had particularly strong performance in health care related issues and this continued to be the case during the past 12 months. For example, our investments in life care projects, better known as continuing care retirement communities, have helped the Fund's performance. These long-term care facilities provide housing, activities, and nursing services for elderly and retired individuals.
    Overall, we look for opportunities in bonds that have had low sensitivity to changes in the economy. We prefer investing in industries that cultivate demand regardless of whether the economy is strong, industries such as the healthcare, multifamily housing, and utility district sectors. For additional Fund portfolio highlights, please refer to page 12.

   Q  HOW DO YOU FEEL ABOUT THE FUND'S PERFORMANCE DURING THE PAST 12 MONTHS?

   A We are pleased with the Fund's overall performance. The total return for the 12 months ended November 30, 1998, was 8.28 percent(1) (Class A shares at net asset value), and the Fund's net asset value closed the reporting period at $11.66 per Class A share, up from $11.45 at the beginning of the period. The Fund's Class A share tax-exempt distribution rate as of November 30, 1998, was 5.69 percent(3), representing a taxable equivalent distribution rate of 8.89 percent(4) for an investor in the 36-percent federal income tax bracket.
    Our total return record continues to outpace the Lehman Brothers Municipal Bond Index, which returned 7.76 percent during the same 12-month period. This index is a broad-based index of municipal bonds and does not reflect any commissions or sales charges that would be paid by an investor purchasing the securities or investments it represents. Please refer to the chart on page 5 for additional Fund performance results.

   Q  HOW DID THE FUND'S PERFORMANCE COMPARE TO THAT OF ITS PEERS?

   A Because we typically maintain a greater percentage of assets in higher-yielding, lower-rated securities than other funds in our peer group, and have managed the risks well, we continued to outpace our peer average. The Fund's performance earned an overall rating of five stars from Morningstar in the Municipal Bond Fund Category, which means it ranked in the top 10 percent of funds within its category. The Fund's Class A shares received five stars in each of the three-, five-, and ten-year periods, which were calculated among 1,572; 991; and 369 funds, respectively.
    Morningstar is an independent rating company and the five-star composite rating is the highest rating it assigns in its monthly mutual fund reviews.* While past performance is no guarantee of future results, Morningstar ratings provide a means to measure a fund's ability to achieve its investment goals. Ten percent of the funds receive five stars, 22.5 percent receive four stars, 35 percent receive three stars, 22.5 percent receive two stars, and 10 percent receive one star.

   Q
     THE FEDERAL RESERVE BOARD RECENTLY LOWERED INTEREST RATES. WHAT EFFECT WILL THIS HAVE ON THE FUND'S FUTURE PERFORMANCE AND STRATEGY?
   A
      Regardless of what the Fed does, we will not change the Fund's strategy. We will continue to follow the same approach that has helped the Fund maintain its strong relative performance during the past 10 years--in-depth market research of individual bonds that we feel offer the greatest value.
    Clearly, the Fund has benefited from strong economic growth in the United States. We view Fed actions such as these (lowering interest rates by a total of 0.75 percent near the end of the period) as a measure the Fed takes to help protect the economy. While lower interest rates create a positive environment for bonds in general, there are long-term consequences that we will monitor, including what effect these actions could have on refinancing activities.
   Q
      WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?
   A
      During the next few months we anticipate a slight widening of credit spreads. In this case, the difference between interest rates for high- and low-quality issues could provide us with investment opportunities, especially within the primary market. We also expect to see continued improvement in the credit quality of nonrated bonds, which would help improve the average credit quality of the Fund.
    We expect to maintain a consistent, steady course for the Fund. We will continue to focus on our strengths as a management team: primary market research and finding value in nonrated bonds. Because we don't believe the Fed will continue to lower interest rates in the short term, we will continue to maintain a short duration to help protect the Fund from interest rate fluctuations. In the long run, we believe that our disciplined approach, duration management, and in-depth market research should continue to help the Fund achieve its investment objective--providing shareholders a high level of income exempt from federal income tax.

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

[SIG]

Wayne D. Godlin
Portfolio Manager

*The five-star rating is a composite rating. Morningstar is an independent mutual fund performance monitor. Morningstar proprietary ratings reflect historical risk-adjusted performance as of November 30, 1998. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the funds three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Ratings are for Class A shares and may vary for other class shares.

                                                  Please see footnotes on page 5

                              PORTFOLIO HIGHLIGHTS

                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
 TOP TEN STATES AS OF NOVEMBER 30, 1998

                          PERCENTAGE OF FUND'S
                          LONG-TERM INVESTMENTS
Pennsylvania ............          11.5%
Massachusetts ...........           9.5%
Florida .................           8.8%
Illinois ................           7.5%
California ..............           6.4%
New Jersey ..............           4.4%
New York ................           3.9%
Colorado ................           3.9%
Ohio ....................           3.3%
Minnesota ...............           2.8%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS


November 30, 1998
AAA                      2.6%                         AAA                      3.6%
AA                       1.0%                         AA                       4.3%
A                        1.5%                         A                        2.3%
BBB                      3.5%       [PIE CHART]       BBB                      9.6%       [PIE CHART]
BB                       4.8%                         BB                       6.1%
B                        0.7%                         B                        0.9%
CCC                      0.1%
NON-RATED               85.8%                         NON-RATED               73.2%



Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

  AS OF NOVEMBER 30, 1998
Other Care ................  22.3%
Health Care ...............  17.2%
Multi-Family Housing ......  16.4%
Industrial Revenue ........  16.4%
Tax District ..............   7.7%

  AS OF NOVEMBER 30, 1997
Industrial Revenue ........  21.6%
Other Care ................  20.0%
Health Care ...............  16.3%
Multi-Family Housing ......  11.9%
Tax District ..............   7.1%

 DURATION

                            AS OF NOVEMBER 30, 1998        AS OF NOVEMBER 30, 1997
Duration                           6.01 years                     5.94 years

                            PORTFOLIO OF INVESTMENTS

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  97.4%
         ALABAMA  0.3%
$ 750    Vincent, AL Indl Dev Brd Shelby Motel Group Inc
         Proj...........................................  10.500%   09/01/16  $      735,000
3,255    West Jefferson Cnty, AL Amusement & Pub Pk Auth
         First Mtg Visionland Proj......................   8.000    12/01/26       3,653,835
                                                                              --------------
                                                                                   4,388,835
                                                                              --------------
         ALASKA  0.2%
2,250    Seward, AK Rev AK Sealife Cent Proj............   7.650    10/01/16       2,421,180
                                                                              --------------
         ARIZONA  2.7%
1,205    Casa Grande, AZ Indl Dev Auth Rfdg.............   8.250    12/01/15       1,277,577
2,880    Chandler, AZ Indl Dev Auth Rev Chandler Finl
         Cent Proj Ser 1986 (c).........................   9.875    12/01/16       2,448,290
3,000    Flagstaff, AZ Indl Dev Auth Rev Sr Living Cmnty
         Northern AZ Ser A..............................   6.200    09/01/28       2,991,150
5,500    Maricopa Cnty, AZ Indl Dev Auth Multi-Family
         Hsg Rev (e)....................................   6.625    07/01/33       5,579,310
3,000    Maricopa Cnty, AZ Indl Dev Auth Sr Living Fac
         Rev............................................   7.750    04/01/15       3,239,940
1,300    McDowell, AZ Mountain Ranch Cmnty Fac Dist.....   6.500    07/15/22       1,349,296
  999    Peoria, AZ Indl Dev Auth Sierra Winds Life Care
         Cmnty Proj (Var Rate Cpn)......................   8.500    11/01/17       1,093,985
2,750    Pima Cnty, AZ Indl Dev Auth Indl Rev Tuscon
         Elec Pwr Co Ser A..............................   6.100    09/01/25       2,779,535
3,000    Pima Cnty, AZ Indl Dev Auth Multi-Family Rev
         (e)............................................   6.625    10/01/28       3,061,320
2,000    Pima Cnty, AZ Indl Dev Auth Rev La Posada at
         Park Cent Ser A................................   7.000    05/15/27       2,152,020
3,600    Pima Cnty, AZ Indl Dev Auth Sr Living Facs
         Catilina Vlg Ser A Rev.........................   6.500    07/01/29       3,628,872
1,025    Pinal Cnty, AZ Indl Dev Auth Casa Grande Regl
         Med Cent Proj Ser A............................   8.125    12/01/22       1,136,346
  475    Pinal Cnty, AZ Indl Dev Auth Casa Grande Regl
         Med Cent Proj Ser B............................   8.125    12/01/22         526,599
1,500    Red Hawk Canyon Cmnty Facs Dist No 2 AZ Dist
         Assmt Rev......................................   6.000    12/01/02       1,506,600
1,425    Red Hawk Canyon Cmnty Facs Dist No 2 AZ Dist
         Assmt Rev......................................   6.500    12/01/12       1,445,292
1,035    Scottsdale, AZ Indl Dev Auth Rev First Mtg
         Westminster Vlg Ser A Rfdg.....................   8.000    06/01/11       1,172,676
2,000    Scottsdale, AZ Indl Dev Auth Rev First Mtg
         Westminster Vlg Ser A Rfdg.....................   8.250    06/01/15       2,281,700
1,845    Tuscon, AZ Indl Dev Auth Rev Clarion Santa Rita
         Hotel Ser A Rfdg (e)...........................   6.375    12/01/16       1,852,011
                                                                              --------------
                                                                                  39,522,519
                                                                              --------------

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         ARKANSAS  0.3%
$  500   Fayetteville, AR Pub Fac Brd Rev Butterfield
         Trail Vlg Proj B (Prerefunded @ 09/01/99)......   9.500%   09/01/14  $      533,040
 4,260   Jackson Cnty, AR Hlthcare Fac Brd First Mtg
         Hosp Rev Newport Hosp & Clinic Inc.............   7.375    11/01/11       4,470,785
                                                                              --------------
                                                                                   5,003,825
                                                                              --------------
         CALIFORNIA  6.2%
 1,255   Abag Fin Auth For Nonprofit Corps CA Ctfs
         Partn..........................................   6.375    11/15/15       1,265,404
 1,455   Abag Fin Auth For Nonprofit Corps CA Ctfs
         Partn..........................................   6.375    11/15/28       1,458,565
 1,000   Brentwood, CA Impt Bond Act 1915...............   6.000    09/02/27       1,030,210
 1,210   California Edl Fac Auth Rev Pacific Graduate
         Sch of Psych...................................   7.600    11/01/21       1,306,437
 2,350   California Edl Fac Auth Rev Pacific Graduate
         Sch of Psych...................................   8.000    11/01/21       2,585,822
 2,000   Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser
         B..............................................   9.500    07/01/20       2,465,940
 2,500   Corona, CA Ctfs Partn Vista Hosp Sys Inc Ser
         C..............................................   8.375    07/01/11       2,835,375
 1,500   Davis, CA Pub Fac Fin Auth Loc Agy Rev.........   6.600    09/01/25       1,602,015
 1,300   Emeryville, CA Impt Bond Act 1915 Assmt Dist
         93-1 East Baybridge............................   7.300    09/02/21       1,352,546
 1,000   Folsom, CA Pub Fin Auth Ser A..................   6.875    09/02/19       1,032,450
 1,500   Folsom, CA Spl Tax Cmnty Fac Dist No 7 Rfdg....   7.250    09/01/21       1,635,360
 1,000   Fontana, CA Spl Tax Sub Cmnty Fac Dist 2 Ser C
         Rfdg...........................................   6.375    09/01/17       1,000,020
 2,730   Fresno, CA Ctfs Partn..........................   8.500    05/01/16       2,899,615
   840   Healdsburg, CA Ctfs Partn Nuestro Hosp Inc.....   6.250    11/01/08         843,083
 2,500   Healdsburg, CA Ctfs Partn Nuestro Hosp Inc.....   6.375    11/01/28       2,475,100
   990   Indio, CA Pub Fin Auth Rev Tax Increment.......   6.500    08/15/27       1,033,758
 1,200   Irvine, CA Mobile Home Pk Rev Sub Meadows
         Mobile Home Pk Ser B...........................   6.050    03/01/28       1,215,504
 3,000   Irwindale, CA Pub Fin Auth Spl Cmnty Facs Dist
         No 1 Rfdg......................................   6.000    11/01/20       3,057,420
 4,550   Lake Elsinore, CA Pub Fin Auth Loc Agy Rev.....   7.100    09/01/20       4,941,254
 1,500   Los Angeles, CA Cmnty Fac Dist Spl Tax No. 3
         Cascades Business Pk...........................   6.400    09/01/22       1,573,665
 3,000   Merced, CA Irrigation Dist Rev Ctfs Partn Sub
         Electric Sys Proj..............................   6.300    03/01/19       3,045,990
 4,500   Millbrae, CA Residential Fac Rev Magnolia of
         Millbrae Proj Ser A............................   7.375    09/01/27       4,764,375
 1,000   Moreno Vly, CA Spl Tax Towngate Cmnty Fac Dist
         87-1...........................................   7.125    10/01/23       1,051,720
 2,000   Perris, CA Pub Fin Auth Loc Agy Rev Ser D......   7.875    09/01/25       2,255,480
 1,500   Rancho Cucamonga, CA Cmnty Fac Dist Spl Tax No
         88-2...........................................   8.250    09/01/19       1,683,060
   100   Rancho Cucamonga, CA Cmnty Fac Dist Spl Tax No
         88-2...........................................   8.000    09/01/20         110,733
 3,000   Reedley, CA Ctfs Partn.........................   7.500    10/01/26       3,297,630
 3,105   Richmond, CA Redev Agy Multi-Family Rev Ser
         A..............................................   7.500    09/01/23       3,190,574

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         CALIFORNIA (CONTINUED)
$7,500   Riverside Cnty, CA Air Force Vlg West Inc Ser A
         Rfdg...........................................   8.125%   06/15/20  $    8,281,200
 2,000   Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1
         Ser A..........................................   6.700    09/01/17       2,115,060
 2,000   Sacramento, CA Spl Tax Cmnty Fac Dist No 97-1
         Ser A..........................................   6.750    09/01/27       2,104,920
 2,500   San Bernardino, CA Assn Cmntys Fin Auth
         Hlthcare Ctfs Partn............................   6.900    05/01/27       2,630,925
 3,000   San Bernardino, CA Hosp Rev San Bernardino
         Cmnty Hosp Rfdg................................   7.875    12/01/19       3,124,080
 1,900   San Luis Obispo, CA Ctfs Partn Vista Hosp Sys
         Inc............................................   8.375    07/01/29       2,114,757
 3,000   Santa Ana, CA Cmnty Redev Agy Tax Alloc Ser B
         Rfdg...........................................   7.500    09/01/16       3,105,750
 1,000   Santa Rosa, CA Impt Bond Act 1915 Fountaingrove
         Pkwy Extension Assmt...........................   7.625    09/02/19       1,034,540
 2,000   Simi Valley, CA Cmnty Dev Agy Coml Sycamore
         Plaza II Rfdg..................................   6.000    09/01/12       2,030,000
 1,835   Stockton, CA Cmnty Facs Dist Spl Tax...........   6.000    09/01/24       1,897,060
 2,000   Vallejo, CA Hiddenbrooke Impt Dist No 1........   6.500    09/01/31       2,017,280
 3,000   Ventura, CA Port Dist Ctfs Partn...............   6.375    08/01/28       3,039,090
   800   Vista, CA Mobile Home Pk Rev Estrella De Oro
         Mobile Home Ser A..............................   5.875    02/01/28         812,232
                                                                              --------------
                                                                                  91,315,999
                                                                              --------------
         COLORADO  3.8%
 1,000   Arrowhead Metro Dist CO (Prerefunded @
         12/01/02)......................................   8.125    12/01/11       1,180,300
 1,060   Berry Creek Metro Dist CO Rfdg.................   7.300    12/01/12       1,141,376
 2,367   Bowles Metro Dist CO...........................   7.750    12/01/15       2,517,659
 2,250   Colorado Hlth Fac Auth Rev Baptist Home Assoc
         Ser A..........................................   6.375    08/15/24       2,376,720
 1,300   Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
         Terrace Ser A..................................   6.800    07/01/09       1,368,562
 3,250   Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
         Terrace Ser A..................................   7.250    07/01/22       3,400,020
 1,500   Colorado Hlth Fac Auth Rev Christian Living
         Campus Proj....................................   9.000    01/01/25       1,779,150
 2,000   Colorado Hlth Fac Auth Rev Shalom Pk Proj Rfdg
         & Impt.........................................   7.250    12/15/25       2,088,240
 1,250   Cordillera Metro Dist CO Eagle Cnty............   8.250    12/01/13       1,428,287
 3,000   Cottonwood Wtr & Sanitation Dist CO Ser A
         Rfdg...........................................   7.750    12/01/20       3,252,000
 1,055   Denver, CO City & Cnty Indl Dev Rev Jewish
         Cmnty Cent Proj................................   7.375    03/01/09       1,183,837
 1,130   Denver, CO City & Cnty Indl Dev Rev Jewish
         Cmnty Cent Proj................................   7.500    03/01/14       1,256,142
   815   Denver, CO City & Cnty Indl Dev Rev Jewish
         Cmnty Cent Proj................................   7.875    03/01/19         911,846
 1,460   Denver, CO City & Cnty Single Family Mtg Rev
         Ser A (GNMA Collateralized)....................   8.125    12/01/20       1,491,186

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         COLORADO (CONTINUED)
$1,855   Denver, CO Urban Renewal Auth Tax Increment Rev
         South Bdwy/Montgomery Ward.....................   8.500%   05/01/16  $    2,071,312
 2,000   Eagle Cnty, CO Air Term Corp Rev Arpt Term
         Proj...........................................   7.500    05/01/21       2,187,140
 1,000   Eaglebend, CO Affordable Hsg Corp Multi-Family
         Rev Hsg Proj...................................   6.200    07/01/12       1,053,910
 1,735   Eaglebend, CO Affordable Hsg Corp Multi-Family
         Rev Hsg Proj...................................   6.400    07/01/17       1,829,020
 1,500   Eaglebend, CO Affordable Hsg Corp Multi-Family
         Rev Hsg Proj...................................   6.450    07/01/21       1,581,090
 4,000   Fairlake Metro Dist City & Cnty of Denver, CO
         (Prerefunded @ 12/01/01).......................   9.625    12/01/10       4,625,280
 2,500   Hyland Hills, CO Metro Pk & Rec Dist Spl Rev
         Ser A (Prerefunded @ 12/15/02).................   8.625    12/15/12       2,993,475
 4,000   Lafayette, CO Indl Dev Rev Rocky Medium Term Nt
         Instr Proj Ser A...............................   7.000    10/01/18       3,932,640
   500   Lafayette, CO Indl Dev Rev Rocky Medium Term Nt
         Instr Proj Ser B...............................   6.125    10/01/08         498,965
 1,000   Landmark Metro Dist CO (Prerefunded @
         06/01/00)......................................   8.750    12/01/05       1,064,810
 4,300   Northern Metro Dist CO Adams Cnty Rfdg (e).....   6.500    12/01/16       4,645,892
   500   Panorama Metro Dist CO Ser B Rfdg (Prerefunded
         @ 12/01/99)....................................   9.000    12/01/09         533,765
   145   Skyland Metro Dist CO Gunnison Cnty Rfdg (Var
         Rate Cpn)......................................   5.000    12/01/08         103,762
   750   Snowmass Vlg, CO Multi-Family Hsg Rev Ser A
         Rfdg...........................................   8.000    09/01/14         787,875
   660   Superior, CO Metro Dist No 2 Ser A Rfdg........   7.250    12/01/02         714,707
 2,000   Telluride, CO Hsg Auth Hsg Rev Shandoka Apts
         Proj Rfdg......................................   7.875    06/01/17       2,128,600
                                                                              --------------
                                                                                  56,127,568
                                                                              --------------
         CONNECTICUT  2.0%
 1,000   Connecticut St Dev Auth Mystic Marinelife Aquar
         Proj A.........................................   7.000    12/01/27       1,076,100
 2,195   Connecticut St Dev Auth First Mtg Gross Rev
         Hlthcare Proj CT Baptist Homes Inc Proj........   8.750    09/01/12       2,447,096
 1,500   Connecticut St Dev Auth First Mtg Gross Rev
         Hlthcare Proj CT Baptist Homes Inc Proj........   9.000    09/01/22       1,684,755
 1,325   Connecticut St Dev Auth Hlthcare Rev Indpt
         Living Proj Ser B..............................   8.000    07/01/17       1,452,213
 1,850   Connecticut St Dev Auth Hlthcare Rev Jerome
         Home Proj (Prerefunded @ 11/01/99).............   8.000    11/01/19       1,965,607
 3,400   Connecticut St Dev Auth Indl Dev Rev Watson
         Foods Co Inc Proj..............................   5.900    06/01/28       3,438,760
 2,000   Connecticut St Hlth & Edl Fac Auth Rev.........   6.875    07/01/27       2,159,300

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         CONNECTICUT (CONTINUED)
$2,500   Connecticut St Hlth & Edl Fac Auth Rev Tolland
         Cnty Hlthcare Inc Ser A........................   9.200%   07/01/21  $    2,779,850
   300   Connecticut St Hlth & Edl Facs Auth Rev........   6.875    07/01/17         323,895
 5,000   Greenwich, CT Hsg Auth Multi-Family Rev Hsg
         Greenwich Close Ser A..........................   6.350    09/01/27       5,194,000
 1,705   Greenwich, CT Hsg Auth Multi-Family Rev Hsg
         Greenwich Close Ser B..........................   7.500    09/01/27       1,720,243
 1,435   Manchester, CT Redev Agy Multi-Family Mtg Rev
         Bennet Hsg Dev Rfdg............................   7.200    12/01/18       1,565,843
 1,365   New Haven, CT Fac Rev Easter Seal Goodwill
         Rehab Proj (c).................................   8.875    04/01/16       1,303,302
 2,205   New Haven, CT Indl Fac Rev Adj Govt Cent
         Thermal Energies...............................   7.250    07/01/09       2,288,878
                                                                              --------------
                                                                                  29,399,842
                                                                              --------------
         DELAWARE  0.5%
 2,380   Delaware St Econ Dev Auth Indl Dev Rev First
         Mtg Dover Hlthcare Rfdg........................   7.875    04/01/08       2,596,152
   955   Delaware St Econ Dev Auth Rev Osteopathic Hosp
         Assn of DE Ser A (Prerefunded @ 07/01/04)......   9.500    01/01/22       1,213,566
 3,500   Wilmington, DE Multi-Family Rent Rev Hsg
         Electra Arms Sr Assoc Proj.....................   6.250    06/01/28       3,444,420
                                                                              --------------
                                                                                   7,254,138
                                                                              --------------
         DISTRICT OF COLUMBIA  0.3%
 3,500   District of Columbia Rev Natl Pub Radio Ser
         A..............................................   7.700    01/01/23       3,822,770
                                                                              --------------
         FLORIDA  8.6%
   995   Arbor Greene Cmnty Dev Dist FL Spl Assmt Rev...   6.300    05/01/19       1,014,393
   875   Atlantic Beach, FL Rev Fleet Landing Proj Ser A
         Rfdg & Impt....................................   7.500    10/01/02         915,626
 2,085   Atlantic Beach, FL Rev Fleet Landing Proj Ser A
         Rfdg & Impt....................................   7.875    10/01/08       2,365,245
 1,500   Bay Cnty, FL Hosp Sys Rev Bay Med Cent Proj
         Rfdg (Prerefunded @ 10/01/04)..................   8.000    10/01/12       1,786,905
   500   Bay Cnty, FL Hosp Sys Rev Bay Med Cent Proj
         Rfdg (Prerefunded @ 10/01/04)..................   8.000    10/01/19         613,580
 1,980   Bayside Impt Cmnty Dev Dist FL Ser A...........   6.300    05/01/18       2,009,660
   555   Bayside Impt Cmnty Dev Dist FL Ser B...........   6.375    05/01/18         563,281
 1,150   Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev...   6.750    05/01/04       1,169,941
 1,300   Bobcat Trail Cmnty, FL Dev Dist Cap Impt Rev...   7.500    05/01/19       1,345,357
 3,335   Boca Raton, FL Hsg Auth Mtg Hsg Rev First Lien
         Banyan Place Sr Living A.......................   7.150    04/01/31       3,457,995
   910   Boca Raton, FL Hsg Auth Mtg Hsg Rev Second Lien
         Banyan Place Sr Living B.......................   8.700    10/01/32         950,722

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$1,180   Brevard Cnty, FL Hlth Fac Auth Rev Courtenay
         Springs Vlg Rfdg...............................   7.375%   11/15/04  $    1,282,412
 2,200   Brevard Cnty, FL Hlth Fac Auth Rev Courtenay
         Springs Vlg Rfdg...............................   7.750    11/15/17       2,434,190
   160   Charlotte Cnty, FL Indl Dev Auth Rev Beverly
         Enterprises Rfdg...............................  10.000    06/01/11         179,667
 1,410   Collier Cnty, FL Indl Dev Auth Retirement
         Rental Hsg Rev.................................  10.750    03/01/03       1,591,453
 4,350   Fishhawk Cmnty, FL Dev Dist Spl Assmt Rev......   7.625    05/01/18       4,715,574
 4,000   Florida Hsg Fin Corp Rev Hsg Beacon Hill Apts
         Ser C..........................................   6.610    07/01/38       4,074,240
 4,000   Florida Hsg Fin Corp Rev Hsg Cypress Trace Apts
         Ser G..........................................   6.600    07/01/38       4,071,000
 5,000   Florida Hsg Fin Corp Rev Hsg Westchase Apts Ser
         B..............................................   6.610    07/01/38       5,092,800
   815   Fort Walton Beach, FL Indl Dev Rev First Mtg
         Fort Walton Beach Venture Proj.................  10.500    12/01/16         841,088
 1,000   Heritage Harbor Cmnty Dev Dist FL Rev Recntl...   7.750    05/01/19       1,011,540
 1,000   Heritage Harbor Cmnty Dev Dist FL Rev Spl Assmt
         Ser A..........................................   6.700    05/01/19       1,022,680
 1,000   Heritage Harbor Cmnty Dev Dist FL Rev Spl Assmt
         Ser B..........................................   6.000    05/01/03       1,017,530
 1,015   Hernando Cnty, FL Indl Dev Rev Beverly
         Enterprises Rfdg...............................  10.000    09/01/11       1,149,406
 3,000   Hialeah Gardens, FL Indl Dev Rev Waterford
         Convalescent Ser A Rfdg........................   8.250    12/01/14       3,305,670
 1,500   Homestead, FL Indl Dev Rev Brookwood Gardens
         Cent Proj Ser A Rfdg...........................   8.250    12/01/14       1,652,835
 1,300   Lake Bernadette, FL Cmnty Dev Dist Spl Assmt
         Rev Ser A......................................   8.000    05/01/17       1,393,704
 2,445   Lake Saint Charles, FL Cmnty Dev Dist Spl Assmt
         Rev............................................   7.875    05/01/17       2,629,500
 2,000   Largo, FL Sun Coast Hlth Sys Rev Hosp..........   6.200    03/01/13       2,026,880
 2,350   Largo, FL Sun Coast Hlth Sys Rev Hosp..........   6.300    03/01/20       2,372,842
   680   Lee Cnty, FL Indl Dev Auth Econ Rev Encore
         Nursing Cent Partn Rfdg........................   8.125    12/01/07         752,447
 2,000   Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev....   6.250    10/01/17       2,083,720
 1,500   Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev....   6.375    10/01/25       1,571,115
 5,000   Leon Cnty, FL Edl Facs Auth Rev Southgate
         Residence Hall Ser A Rfdg......................   6.750    09/01/28       5,096,000
 4,055   Mount Dora, FL Hlth Fac Auth Hlth Rev..........   7.125    08/15/21       4,224,904
 2,000   North Springs, FL Impt Dist Spl Assmt Rev......   6.250    05/01/05       2,055,300
 1,000   North Springs, FL Impt Dist Spl Assmt Rev......   7.000    05/01/19       1,055,710
 3,000   Northern Palm Beach Cnty, FL Impt Dist Wtr Ctl
         & Impt Unit Dev................................   7.200    08/01/16       3,292,860
 2,500   Northern Palm Beach Cnty, FL Impt Dist Wtr Ctl
         & Impt Unit Dev................................   7.300    08/01/27       2,757,375
   440   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
         Orlando Lutheran Twr Rfdg......................   8.125    07/01/06         490,468

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$2,035   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
         Orlando Lutheran Twr Rfdg......................   8.400%   07/01/14  $    2,366,624
 1,325   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
         Orlando Lutheran Twr Rfdg......................   8.625    07/01/20       1,561,552
 1,250   Orange Cnty, FL Hlth Fac Auth Rev First Mtg
         Orlando Lutheran Twr Rfdg......................   8.750    07/01/26       1,465,162
 2,380   Orange Cnty, FL Hsg Fin Auth Hsg Alhambra Trace
         Apts Proj Ser C................................   7.375    04/01/28       2,423,554
 2,515   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
         Mtg Hands Inc Proj Ser A.......................   7.875    10/01/15       2,791,575
 2,035   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
         Mtg Hands Inc Proj Ser A.......................   8.000    10/01/25       2,272,810
   415   Orange Cnty, FL Indl Dev Auth Rev Beverly
         Enterprises Proj Rfdg..........................   9.250    08/01/10         461,061
 3,000   Overoaks, FL Cmnty Dev Dist Cap Impt Rev.......   8.250    05/01/17       3,145,620
 3,000   Pinellas Cnty, FL Edl Fac Auth Rev College
         Harbor Proj Ser A..............................   8.250    12/01/21       3,311,910
 1,000   Piney Z Cmnty Dev Dist FL Cap Impt Rev Ser A...   7.250    05/01/19       1,037,740
 1,295   Piney Z Cmnty Dev Dist FL Cap Impt Rev Ser B...   6.500    05/01/02       1,300,206
 1,370   Plantation, FL Hlth Fac Auth Rev Covenant
         Retirement Cmnty Inc (Prerefunded @
         12/01/02)......................................   7.625    12/01/12       1,583,953
   750   Plantation, FL Hlth Fac Auth Rev Covenant
         Retirement Cmnty Inc Rfdg (Prerefunded @
         12/01/02)......................................   7.750    12/01/22         870,578
 1,000   Saint John's Cnty, FL Indl Dev Auth Hlthcare
         Rev Bayview Proj Ser A.........................   7.100    10/01/16       1,089,640
 2,000   Saint John's Cnty, FL Indl Dev Auth Hlthcare
         Rev Bayview Proj Ser A.........................   7.100    10/01/26       2,183,240
   250   Santa Rosa Cnty, FL Indl Dev Auth Rev First Mtg
         Sandy Ridge Care Cent..........................  10.500    04/01/16         253,770
 1,000   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
         Manatee Jewish Rfdg............................   7.000    07/01/16       1,083,130
 2,300   Tamarac, FL Indl Dev Rev Sun Belt Precision
         Prods Inc......................................   6.500    08/01/17       2,376,590
 1,700   Tampa Palms, FL Open Space & Transn Cmnty Dev
         Dist Rev Cap Impt Area 7 Proj..................   8.500    05/01/17       1,882,308
 2,200   Tampa Palms, FL Open Space & Transn Cmnty Dev
         Dist Rev Cap Impt Area 7 Proj..................   7.500    05/01/18       2,356,772
   710   Volusia Cnty, FL Indl Dev Auth Bishops Glen
         Proj Rfdg......................................   7.125    11/01/06         765,281
 1,835   Volusia Cnty, FL Indl Dev Auth Bishops Glen
         Proj Rfdg......................................   7.500    11/01/16       2,032,409
 2,000   Volusia Cnty, FL Indl Dev Auth Bishops Glen
         Proj Rfdg......................................   7.625    11/01/26       2,230,080

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         FLORIDA (CONTINUED)
$1,730   Westchase East Cmnty, FL Dev Dist Cap Impt
         Rev............................................   7.500%   05/01/17  $    1,847,951
 1,965   Westchase East Cmnty, FL Dev Dist Cap Impt
         Rev............................................   7.300    05/01/18       2,113,672
                                                                              --------------
                                                                                 126,244,803
                                                                              --------------
         GEORGIA  2.0%
 1,640   Athens Clarke Cnty, GA Residential Care Fac for
         the Elderly Auth Rev...........................   6.350    10/01/17       1,697,646
 1,720   Athens Clarke Cnty, GA Residential Care Fac for
         the Elderly Auth Rev...........................   6.375    10/01/27       1,775,659
 3,300   Atlanta, GA Urban Residential Fin Auth
         Multi-Family Rev...............................   6.750    07/01/30       3,374,283
 3,000   Atlanta, GA Urban Residential Fin Auth
         Multi-Family Hsg Renaissance on Peachtree Apts
         Proj Ser 85....................................   8.500    04/01/26       3,408,960
   375   Coweta Cnty, GA Residential Care Fac For The
         Elderly Auth Rev First Lien Wesley Woods Ser
         A..............................................   7.625    10/01/06         423,229
 1,500   Coweta Cnty, GA Residential Care Fac For The
         Elderly Auth Rev First Lien Wesley Woods Ser
         A..............................................   8.200    10/01/16       1,745,175
 1,500   Coweta Cnty, GA Residential Care Fac For The
         Elderly Auth Rev First Lien Wesley Woods Ser
         A..............................................   8.250    10/01/26       1,749,855
   500   Forsyth Cnty, GA Hosp Auth Rev GA Baptist
         Hlthcare Sys Proj..............................   6.000    10/01/08         501,425
 1,500   Forsyth Cnty, GA Hosp Auth Rev GA Baptist
         Hlthcare Sys Proj..............................   6.250    10/01/18       1,489,740
 1,500   Forsyth Cnty, GA Hosp Auth Rev GA Baptist
         Hlthcare Sys Proj..............................   6.375    10/01/28       1,492,890
 1,000   Fulton Cnty, GA Hsg Auth Multi-Family Hsg
         Rev............................................   6.375    02/01/08       1,015,130
 4,000   Fulton Cnty, GA Hsg Auth Multi-Family Hsg
         Rev............................................   6.500    02/01/28       4,072,640
   300   Richmond Cnty, GA Dev Auth Nursing Home Rev
         Beverly Enterprises GA Proj Rfdg...............   8.750    06/01/11         335,517
 3,000   Rockdale Cnty, GA Dev Auth Solid Waste Disp
         Visy Paper Inc Proj............................   7.500    01/01/26       3,212,340
 2,500   Smyrna, GA Hosp Auth Rev First Mtg Woodland
         Ridge Proj.....................................   6.000    07/01/28       2,492,975
                                                                              --------------
                                                                                  28,787,464
                                                                              --------------
         HAWAII  0.1%
   840   Hawaii Cnty, HI Impt Dist No 17 Spl Assmt
         Kaloko Subdivision.............................   9.500    08/01/11         904,974
                                                                              --------------
         ILLINOIS  7.3%
 1,475   Bedford Park, IL Tax Increment Rev 71st &
         Cicero Proj Rfdg...............................   7.375    01/01/12       1,610,685
 1,475   Bedford Park, IL Tax Increment Rev Mark IV Proj
         (Prerefunded @ 03/01/02).......................   9.750    03/01/12       1,748,288
   960   Bedford Park, IL Tax Increment Rev Sr Lien
         Bedford City Sq Proj...........................   9.250    02/01/12       1,096,502

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$2,810   Broadview, IL Tax Increment Rev Sr Lien........   8.250%   07/01/13  $    3,200,281
   250   Carol Stream, IL First Mtg Rev Windsor Park
         Manor Proj.....................................   7.000    12/01/13         272,325
 2,000   Carol Stream, IL First Mtg Rev Windsor Park
         Manor Proj.....................................   7.200    12/01/14       2,191,500
 1,000   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         American Airls Inc Proj Rfdg...................   8.200    12/01/24       1,185,360
   540   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         American Airls Inc Proj Ser A..................   7.875    11/01/25         582,001
 3,500   Chicago, IL O'Hare Intl Arpt Spl Fac Rev United
         Airls Inc......................................   8.500    05/01/18       3,750,915
 1,500   Chicago, IL Tax Increment......................   7.250    01/01/14       1,634,910
 3,000   Clay Cnty, IL Hosp Rev.........................   5.900    12/01/28       3,033,960
 3,000   Crestwood, IL Tax Increment Rev Rfdg...........   7.250    12/01/08       3,236,820
   500   Hodgkins, IL Tax Increment.....................   9.500    12/01/09         585,310
 4,000   Hodgkins, IL Tax Increment Ser A Rfdg..........   7.625    12/01/13       4,463,480
 3,500   Huntley, IL Increment Alloc Rev Huntley Redev
         Proj Ser A.....................................   8.500    12/01/15       4,102,385
 2,450   Huntley, IL Spl Svc Area Number 6..............   6.750    02/01/25       2,501,719
 2,470   Illinois Dev Fin Auth Hlth Fac Rev Cmnty Living
         Options........................................   7.125    03/01/10       2,718,581
   690   Illinois Dev Fin Auth Rev Cmnty Fac Clinic
         Altgeld Proj...................................   8.000    11/15/06         773,828
 1,750   Illinois Dev Fin Auth Rev Cmnty Fac Clinic
         Altgeld Proj...................................   8.000    11/15/16       1,954,068
 2,000   Illinois Dev Fin Auth Rev Debt
         Restructure--East Saint Louis..................   7.375    11/15/11       2,295,920
 4,000   Illinois Edl Fac Auth Rev Peace Mem Ministries
         Proj...........................................   7.500    08/15/26       4,417,480
 1,500   Illinois Edl Facs Auth Rev Lifelink Corp Oblig
         Group Rfdg.....................................   5.850    02/15/20       1,509,555
 4,295   Illinois Edl Facs Auth Rev Lifelink Corp Oblig
         Group Rfdg.....................................   5.700    02/15/24       4,260,511
   240   Illinois Hlth Fac Auth Rev Fairview Oblig Group
         Ser A..........................................   7.125    08/15/17         264,814
 1,475   Illinois Hlth Fac Auth Rev Covenant Retirement
         Cmntys Ser A...................................   7.600    12/01/12       1,661,130
 3,000   Illinois Hlth Fac Auth Rev Fairview Oblig Group
         Ser A Rfdg.....................................   7.400    08/15/23       3,351,120
   470   Illinois Hlth Fac Auth Rev Hinsdale Ser C......   9.500    11/15/19         532,049
 1,700   Illinois Hlth Fac Auth Rev Lifelink Corp Oblig
         Group Ser B (Prerefunded @ 02/15/05)...........   8.000    02/15/25       2,067,812
 4,000   Illinois Hlth Fac Auth Rev Lutheran Home & Svcs
         Proj Ser A.....................................   7.500    08/15/26       4,366,760
 1,000   Illinois Hlth Facs Auth Rev Bohemian Tabor
         Hills Ser B Rfdg...............................   5.900    11/15/24       1,011,900
 8,944   Illinois St Real Estate Lease Ctfs (c).........   8.800    06/15/18      10,446,950
 1,265   Jackson Park Hosp Fndtn Chicago, IL Jackson
         Park Hosp......................................   9.000    03/01/05       1,251,857
 3,155   Loves Park, IL First Mtg Rev Hoosier Care Proj
         Ser A..........................................   9.750    08/01/19       3,309,974
 2,275   Mill Creek Wtr Reclamation Dist IL Sewage
         Rev............................................   8.000    03/01/10       2,621,073
 1,375   Mill Creek Wtr Reclamation Dist IL Wtrwks
         Rev............................................   8.000    03/01/10       1,584,165
 2,480   Palatine, IL Tax Increment Rev Rand/Dundee Cent
         Proj (Prerefunded @ 01/01/07)..................   7.750    01/01/17       3,011,241

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         ILLINOIS (CONTINUED)
$  765   Peoria, IL Spl Tax Weaverridge Spl Svc Area....   7.625%   02/01/08  $      838,991
 2,050   Peoria, IL Spl Tax Weaverridge Spl Svc Area....   8.050    02/01/17       2,278,636
 4,100   Robbins, IL Res Recov Rev......................   8.375    10/15/16       2,460,000
 1,455   Round Lake Beach, IL Tax Increment Rev Rfdg....   7.200    12/01/04       1,599,787
 2,500   Round Lake Beach, IL Tax Increment Rev Rfdg....   7.500    12/01/13       2,738,675
 2,855   Saint Charles, IL Indl Dev Rev Tri-City Cent
         Proj...........................................   7.500    11/01/13       3,027,785
 3,965   Saint Charles, IL Multi-Family Hsg Rev Bonds
         Wessel Court Proj..............................   7.600    04/01/24       4,142,196
   500   Sherman, IL Rev First Mtg Villa Hlthcare Ser
         A..............................................   8.250    10/01/14         524,370
   500   Sherman, IL Rev First Mtg Villa Hlthcare Ser
         A..............................................   8.500    10/01/24         525,375
                                                                              --------------
                                                                                 106,743,044
                                                                              --------------
         INDIANA  1.7%
   470   Carmel, IN Retirement Rental Hsg Rev Beverly
         Enterprises Inc Proj Rfdg......................   8.750    12/01/08         530,437
 1,100   Crawfordsville, IN Redev Comm Dist Tax
         Increment Rev..................................   7.350    02/01/17       1,144,154
 1,465   Delaware Cnty, IN Redev Dist Tax Increment
         Rev............................................   6.875    02/01/18       1,504,907
 2,874   Indiana Dev Fin Auth Indl Dev Rev Unr-Rohn Inc
         Proj (e).......................................   7.500    03/01/11       3,137,575
 1,000   Indiana Hlth Fac Auth Cmnty Hartsfield Vlg Proj
         Ser A..........................................   6.250    08/15/14       1,028,580
 2,000   Indiana Hlth Fac Auth Cmnty Hartsfield Vlg Proj
         Ser A..........................................   6.375    08/15/27       2,061,940
 1,500   Indiana Hlth Fac Auth Saint Anthony Home.......   7.000    05/15/17       1,564,605
 1,000   Indiana Hlth Fac Auth Saint Anthony Home.......   7.250    05/15/24       1,048,710
   175   Saint Joseph Cnty, IN Redev Dist Tax Increment
         Rev............................................       *    12/30/10          71,517
   135   Saint Joseph Cnty, IN Redev Dist Tax Increment
         Rev............................................       *    12/30/11          51,331
   130   Saint Joseph Cnty, IN Redev Dist Tax Increment
         Rev............................................       *    12/30/12          45,588
   130   Saint Joseph Cnty, IN Redev Dist Tax Increment
         Rev............................................       *    12/30/13          42,267
   125   Saint Joseph Cnty, IN Redev Dist Tax Increment
         Rev............................................       *    12/30/14          37,647
   125   Saint Joseph Cnty, IN Redev Dist Tax Increment
         Rev............................................       *    12/30/15          34,905
   125   Saint Joseph Cnty, IN Redev Dist Tax Increment
         Rev............................................       *    12/30/16          32,334
   560   Valparaiso, IN Econ Dev Rev First Mtg
         Whispering Pines Cent..........................   7.300    01/01/02         562,744
   980   Valparaiso, IN Econ Dev Rev First Mtg
         Whispering Pines Cent..........................   7.500    01/01/07         990,653
 1,405   Valparaiso, IN Econ Dev Rev First Mtg
         Whispering Pines Cent..........................   7.750    01/01/12       1,420,033
 2,045   Valparaiso, IN Econ Dev Rev First Mtg
         Whispering Pines Cent..........................   8.000    01/01/17       2,066,657
 3,250   Valparaiso, IN Econ Dev Rev First Mtg
         Whispering Pines Cent Rfdg (Prerefunded @
         01/01/00)......................................   9.500    01/01/07       3,519,555

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         INDIANA (CONTINUED)
$  400   Wells Cnty, IN Hosp Auth Rev Caylor Nickel Med
         Cent Inc Rfdg..................................   8.500%   04/15/03  $      448,432
 3,600   Wells Cnty, IN Hosp Auth Rev Caylor Nickel Med
         Cent Inc Rfdg..................................   8.750    04/15/12       4,156,452
                                                                              --------------
                                                                                  25,501,023
                                                                              --------------
         IOWA  0.7%
 2,500   Cedar Rapids, IA Rev First Mtg Cottage Grove...   5.875    07/01/28       2,475,950
 2,770   Iowa Fin Auth Multi-Family Rev Hsg Park West
         Proj Rfdg......................................   8.000    10/01/23       2,879,277
 2,265   Iowa Fin Auth Retirement Fac Presbyterian Homes
         Mill Pond......................................   6.000    10/01/33       2,187,899
 2,000   Palo Alto Cnty, IA Hosp Rev Palo Alto Cnty Hosp
         Proj...........................................   6.000    08/01/28       2,034,340
                                                                              --------------
                                                                                   9,577,466
                                                                              --------------
         KANSAS  0.8%
 1,000   Lawrence, KS Coml Dev Rev Holiday Inn Sr Ser
         A..............................................   8.000    07/01/16       1,111,710
 2,000   Lenexa, KS Hlthcare Fac Rev Lakeview Vlg Ser
         B..............................................   6.250    05/15/26       2,130,320
 3,000   Manhattan, KS Coml Dev Rev Holiday Inn Sr Ser A
         Rfdg...........................................   8.000    07/01/16       3,335,130
 1,000   Newton, KS Hosp Rev Newton Hlthcare Corp Ser A
         (Prerefunded @ 11/15/04).......................   7.750    11/15/24       1,209,570
 3,125   Shawnee Cnty, KS Rev United Methodist Homes Inc
         Ser A Rfdg.....................................   6.125    11/15/19       3,269,656
                                                                              --------------
                                                                                  11,056,386
                                                                              --------------
         KENTUCKY  0.1%
 1,195   Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac Delta
         Airls Proj Ser A...............................   8.100    12/01/15       1,262,613
                                                                              --------------
         LOUISIANA  2.3%
 4,700   Hodge, LA Util Rev.............................   9.000    03/01/10       4,985,102
 1,270   Iberia Parish, LA Hosp Svc Dist No 1 Hosp
         Rev............................................   7.500    05/26/06       1,307,249
 2,000   Iberia Parish, LA Hosp Svc Dist No 1 Hosp
         Rev............................................   8.000    05/26/16       2,138,380
 4,000   Lake Charles, LA Harbor & Terminal Dist Port
         Fac Rev Trunkline Lng Co Rfdg..................   7.750    08/15/22       4,529,000
   200   Louisiana Hsg Fin Agy Rev Multi-Family Hsg
         Plantation Ser A...............................   7.200    01/01/06         201,540
 4,675   Louisiana Hsg Fin Agy Rev Multi-Family Hsg
         Plantation Ser A...............................   7.125    01/01/28       4,719,132
   605   Louisiana Pub Fac Auth Rev Indl Dev Beverly
         Enterprises Inc Rfdg...........................   8.250    09/01/08         669,511
 1,000   Louisiana Pub Facs Auth Rev Progressive
         Hlthcare.......................................   6.375    10/01/20         986,560
 1,000   Louisiana Pub Facs Auth Rev Progressive
         Hlthcare.......................................   6.375    10/01/28         974,520
 1,650   Port New Orleans, LA Indl Dev Rev Avondale Inds
         Inc Proj Rfdg..................................   8.250    06/01/04       1,815,990
 3,000   Port New Orleans, LA Indl Dev Rev Continental
         Grain Co Proj Rfdg.............................   7.500    07/01/13       3,203,070

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         LOUISIANA (CONTINUED)
$2,500   Saint James Parish, LA Solid Waste Disp Rev
         Kaiser Alum Proj...............................   7.750%   08/01/22  $    2,748,400
 3,500   St Tammany, LA Pub Trust Fin Auth Rev
         Christwood Proj Rfdg...........................   5.700    11/15/28       3,362,170
   500   West Feliciana Parish, LA Pollutn Ctl Rev Gulf
         States Util Co Proj Ser A......................   7.500    05/01/15         554,330
 1,000   West Feliciana Parish, LA Pollutn Ctl Rev Gulf
         States Util Co Proj Ser B......................   9.000    05/01/15       1,086,690
                                                                              --------------
                                                                                  33,281,644
                                                                              --------------
         MAINE  0.3%
 3,200   Maine Fin Auth Solid Waste Disposal Rev Boise
         Cascade Corp Proj..............................   7.900    06/01/15       3,387,616
 1,500   Maine Vets Homes ME Rev........................   7.750    10/01/20       1,703,325
                                                                              --------------
                                                                                   5,090,941
                                                                              --------------
         MARYLAND  1.7%
 2,000   Anne Arundel Cnty, MD Spl Tax Dist Farmington
         Vlg Proj Ser A.................................   6.250    06/01/25       1,996,140
 1,750   Baltimore Cnty, MD Nursing Fac Eastpoint Rehab
         & Nursing Cent Ser A...........................   6.750    04/01/28       1,757,525
 2,000   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem
         Steel Corp Proj Ser A Rfdg.....................   7.550    06/01/17       2,185,660
 2,500   Baltimore Cnty, MD Pollutn Ctl Rev Bethlehem
         Steel Corp Proj Ser B Rfdg.....................   7.500    06/01/15       2,729,975
 2,000   Calvert Cnty, MD Econ Dev Rev Asbury-Solomons
         Island Fac Proj (Prerefunded @ 01/01/05).......   8.375    01/01/15       2,484,460
   750   Frederick Cnty, MD Retirement Cmnty Rev........   6.000    01/01/24         768,188
 1,500   Frederick Cnty, MD Spl Olbig Urbana Cmnty Dev
         Auth...........................................   6.625    07/01/25       1,512,600
 2,000   Maryland St Energy Fin Admin Ltd Oblig Rev
         Cogeneration AES Warrior Run...................   7.400    09/01/19       2,096,680
 3,730   Montgomery Cnty, MD Econ Dev Rev Editorial
         Projs In Edl Ser A (e).........................   6.400    09/01/28       3,703,032
 1,270   Montgomery Cnty, MD Econ Dev Rev Editorial
         Projs In Edl Ser A (e).........................   6.250    09/01/08       1,264,907
 1,130   Prince Georges Cnty, MD Hosp Rev...............   6.375    01/01/23         734,500
 3,000   Prince Georges Cnty, MD Spl Oblig Spl Assmt
         Woodview Ser A.................................   8.000    07/01/26       3,246,990
                                                                              --------------
                                                                                  24,480,657
                                                                              --------------
         MASSACHUSETTS  9.2%
 5,530   Massachusetts St Dev Fin Agy New England Cent
         For Children...................................   6.000    11/01/19       5,609,190
 1,500   Massachusetts St Dev Fin Agy Rev Greater Lynn
         Mental Hlth Ser B..............................   6.375    06/01/18       1,504,845

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
$1,470   Massachusetts St Hlth & Edl Fac Auth Rev Indpt
         Living Ser A...................................   8.100%   07/01/18  $    1,639,550
 3,000   Massachusetts St Hlth & Edl Fac Auth Rev
         Milford-Whitinsville Regl Hosp Ser B
         (Prerefunded @ 07/15/02).......................   7.750    07/15/17       3,447,150
 1,000   Massachusetts St Hlth & Edl Fac Auth Rev
         Norwood Hosp Ser E.............................   8.000    07/01/12       1,021,350
   745   Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Anne's Hosp Ser A..............................   9.250    07/01/05         747,630
 2,000   Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Anne's Hosp Ser A..............................   9.375    07/01/14       2,007,260
 2,000   Massachusetts St Indl Fin Agy Rev Sr Living
         Fac-Forge Hill Project.........................   6.750    10/01/28       1,997,460
 2,000   Massachusetts St Indl Fin Agy Assisted Living
         Fac Rev........................................   8.000    09/01/27       2,206,280
 2,000   Massachusetts St Indl Fin Agy Assisted Living
         Fac Rev........................................   7.500    12/01/27       2,096,860
 1,000   Massachusetts St Indl Fin Agy First Mtg Pilgrim
         Inc Proj.......................................   6.500    10/01/15         998,970
 2,850   Massachusetts St Indl Fin Agy Rev Hillcrest Edl
         Cent Inc Proj..................................   8.450    07/01/18       3,294,059
   225   Massachusetts St Indl Fin Agy Rev Hillcrest Edl
         Cent Inc Proj..................................   7.500    07/01/00         229,932
   740   Massachusetts St Indl Fin Agy Rev Hillcrest Edl
         Cent Inc Proj..................................   8.000    07/01/05         815,480
 4,000   Massachusetts St Indl Fin Agy Hlthcare Fac Rev
         Metro Hlth Fndtn Inc Proj A....................   6.750    12/01/27       4,282,720
   875   Massachusetts St Indl Fin Agy Indl Rev Beverly
         Enterprises Inc/Gloucester & Lexington Proj
         Rfdg...........................................   8.000    05/01/02         915,871
   800   Massachusetts St Indl Fin Agy Indl Rev Beverly
         Enterprises Rfdg...............................   8.375    05/01/09         883,216
 1,000   Massachusetts St Indl Fin Agy Indl Rev First
         Hlthcare Corp Proj Ser A Rfdg..................   7.625    04/01/13       1,027,230
 3,000   Massachusetts St Indl Fin Agy Rev Grtr Lynn
         Mental Hlth (e)................................   6.200    06/01/08       3,028,050
 6,000   Massachusetts St Indl Fin Agy Rev Grtr Lynn
         Mental Hlth (e)................................   6.375    06/01/18       6,063,300
 3,675   Massachusetts St Indl Fin Agy Rev Grtr Lynn
         Mental Hlth....................................   8.800    06/01/14       4,416,688
 1,135   Massachusetts St Indl Fin Agy Rev HMEA Issue...   7.000    09/01/12       1,171,615
 2,600   Massachusetts St Indl Fin Agy Rev Montserrat
         College Art Issue Ser A........................   7.000    12/01/27       2,649,894
   905   Massachusetts St Indl Fin Agy Rev Seven Hills
         Fndtn Issue....................................   7.000    09/01/12         935,182
   595   Massachusetts St Indl Fin Agy Rev Seven Hills
         Fndtn Issue....................................   7.150    09/01/17         613,915
 2,020   Massachusetts St Indl Fin Agy Rev Seven Hills
         Fndtn Issue....................................   7.250    09/01/27       2,085,448
 2,000   Massachusetts St Indl Fin Agy Rev Sr Living Fac
         Forge Hill Proj................................   6.750    04/01/30       1,951,440
   500   Massachusetts St Indl Fin Agy Rev Atlantic Med
         Cent Ser B.....................................  10.125    11/01/14         529,020
 3,430   Massachusetts St Indl Fin Agy Rev Boston
         Architectural Cent Proj........................   8.500    09/01/19       3,578,176

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
$  500   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty
         Hlth Cent......................................   8.000%   12/01/06  $      568,950
 1,000   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty
         Hlth Cent......................................   8.375    12/01/13       1,176,680
 3,000   Massachusetts St Indl Fin Agy Rev Dimmock Cmnty
         Hlth Cent......................................   8.500    12/01/20       3,545,010
 2,555   Massachusetts St Indl Fin Agy Rev East Boston
         Neighborhood Proj..............................   7.500    07/01/16       2,694,324
 2,560   Massachusetts St Indl Fin Agy Rev East Boston
         Neighborhood Proj..............................   7.625    07/01/26       2,683,418
 7,000   Massachusetts St Indl Fin Agy Rev Emerson
         College Issue Ser A (b)........................   8.900    01/01/18       7,601,720
   585   Massachusetts St Indl Fin Agy Rev Evergreen
         Cent Inc.......................................   8.000    11/01/06         665,759
 4,100   Massachusetts St Indl Fin Agy Rev Evergreen
         Cent Inc (e)...................................   9.250    11/01/11       4,536,937
 1,230   Massachusetts St Indl Fin Agy Rev Evergreen
         Cent Inc.......................................   8.375    11/01/13       1,472,974
 2,165   Massachusetts St Indl Fin Agy Rev Evergreen
         Cent Inc.......................................   8.500    11/01/20       2,617,009
 1,005   Massachusetts St Indl Fin Agy Rev First Mtg
         Evanswood Bethzatha Ser A Rfdg.................   7.400    01/15/09       1,046,507
 2,000   Massachusetts St Indl Fin Agy Rev First Mtg
         Evanswood Bethzatha Ser A Rfdg.................   7.625    01/15/14       2,091,320
 2,000   Massachusetts St Indl Fin Agy Rev First Mtg
         Evanswood Bethzatha Ser A Rfdg.................   7.875    01/15/20       2,103,020
   690   Massachusetts St Indl Fin Agy Rev First Mtg
         Loomis House & Vlg Proj........................   7.250    07/01/07         771,061
 1,410   Massachusetts St Indl Fin Agy Rev First Mtg
         Loomis House & Vlg Proj........................   7.400    07/01/12       1,585,996
 1,530   Massachusetts St Indl Fin Agy Rev First Mtg
         Loomis House & Vlg Proj........................   7.500    07/01/17       1,729,359
    20   Massachusetts St Indl Fin Agy Rev First Mtg
         Pioneer Vly....................................   7.000    10/01/01          19,354
   500   Massachusetts St Indl Fin Agy Rev First Mtg
         Pioneer Vly Amended............................   7.000    10/01/20         485,530
 1,000   Massachusetts St Indl Fin Agy Rev First Mtg
         Reeds Landing Proj.............................   7.750    10/01/00       1,011,470
 8,300   Massachusetts St Indl Fin Agy Rev First Mtg
         Reeds Landing Proj.............................   8.625    10/01/23       9,420,832
 1,700   Massachusetts St Indl Fin Agy Rev First Mtg
         Stone Institute & Newton.......................   7.700    01/01/14       1,880,149
 1,760   Massachusetts St Indl Fin Agy Rev Glenmeadow
         Retirement Cmnty Ser C (Prerefunded @
         02/15/06)......................................   8.250    02/15/08       2,229,322
 1,000   Massachusetts St Indl Fin Agy Rev Glenmeadow
         Retirement Cmnty Ser C (Prerefunded @
         02/15/06)......................................   8.625    02/15/26       1,286,170

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         MASSACHUSETTS (CONTINUED)
$3,380   Massachusetts St Indl Fin Agy Rev JRC Assisted
         Living.........................................   7.500%   07/01/26  $    3,573,606
 2,145   Massachusetts St Indl Fin Agy Rev NE Cent for
         Autism (e).....................................   9.000    11/01/05       2,393,219
 4,910   Massachusetts St Indl Fin Agy Rev NE Cent for
         Autism (e).....................................   9.500    11/01/17       5,523,259
 1,100   Massachusetts St Indl Fin Agy Rev NE Cent for
         Autism (e).....................................   7.000    11/01/19       1,186,911
 2,000   Massachusetts St Indl Fin Agy Rev Orchard Cove
         Issue (Prerefunded @ 05/01/02).................   9.000    05/01/22       2,377,840
 1,115   Massachusetts St Indl Fin Agy Rev Vinten Corp
         Issue..........................................   7.100    11/15/18       1,275,961
   930   Massachusetts St Indl Fin Agy Rev Waarc Inc
         Proj...........................................   7.300    09/01/10         997,239
   915   Massachusetts St Indl Fin Agy Rev Waarc Inc
         Proj...........................................   7.600    09/01/17         980,377
 1,820   Massachusetts St Indl Fin Agy Rev Waarc Inc
         Proj...........................................   7.750    09/01/25       1,954,425
                                                                              --------------
                                                                                 135,233,489
                                                                              --------------
         MICHIGAN  2.1%
 1,000   Detroit, MI Local Dev Fin Auth Tax Increment Sr
         Ser B (e)......................................   6.700    05/01/21       1,040,930
 3,500   Detroit, MI Local Dev Fin Auth Tax Increment
         Ser C..........................................   6.850    05/01/21       3,653,090
   430   Detroit, MI Local Dev Fin Auth Tax Increment
         Ser A (Prerefunded @ 05/01/03).................   9.500    05/01/21         527,460
 1,190   Dickinson Cnty, MI Mem Hosp Sys Hosp Rev.......   7.625    11/01/05       1,324,791
 1,000   Dickinson Cnty, MI Mem Hosp Sys Hosp Rev.......   8.000    11/01/14       1,138,480
 2,390   Meridian, MI Econ Dev Corp First Mtg Burcham
         Hills Ser A Rfdg...............................   7.500    07/01/13       2,615,568
 3,430   Meridian, MI Econ Dev Corp First Mtg Burcham
         Hills Ser A Rfdg...............................   7.750    07/01/19       3,794,095
   500   Michigan St Hosp Fin Auth Rev Hosp Genesys Hlth
         Sys Ser A Rfdg (Prerefunded @ 10/01/05)........   7.500    10/01/07         610,515
 1,500   Michigan St Hosp Fin Auth Rev Hosp Genesys Hlth
         Sys Ser A Rfdg (Prerefunded @ 10/01/05)........   8.100    10/01/13       1,884,855
 5,343   Michigan St Hosp Fin Auth Rev Saratoga Cmnty
         Hosp Rfdg (Prerefunded 06/01/02)...............   8.750    06/01/10       6,184,629
   922   Michigan St Strategic Fd Ltd Oblig Rev Great
         Lakes Pulp & Fiber Proj (f)....................   8.000    12/01/27         622,242
 2,000   Michigan St Strategic Fd Res Recovery Ltd Oblig
         Rev Central Wayne Energy Rec Ser A.............   7.000    07/01/27       2,016,560
 4,000   Michigan St Strategic Fd Solid Waste Disp Rev
         Genesee Pwr Station Proj.......................   7.500    01/01/21       4,342,800
   500   Oakland Cnty, MI Econ Dev Corp Ltd Oblig Rev
         Pontiac Osteopathic Hosp Proj (Prerefunded @
         01/01/00)......................................   9.625    01/01/20         542,220
                                                                              --------------
                                                                                  30,298,235
                                                                              --------------
         MINNESOTA  2.7%
 1,020   Austin, MN Multi-Family Rev Hsg Cedars of
         Austin Proj Rfdg...............................   7.500    04/01/17       1,079,854
 2,000   Austin, MN Multi-Family Rev Hsg Cedars of
         Austin Proj Rfdg...............................   7.500    04/01/18       2,117,360

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         MINNESOTA (CONTINUED)
$3,400   Bloomington, MN Hsg & Redev Auth Sr Summerhouse
         Bloomington Proj...............................   6.125%   05/01/35  $    3,441,752
 1,955   Brooklyn Cent MN Multi-Family Hsg Rev Four
         Courts Apts Proj Ser A Rfdg....................   7.400    12/01/15       2,060,726
 1,220   Brooklyn Cent MN Multi-Family Hsg Rev Four
         Courts Apts Proj Ser A Rfdg....................   7.500    06/01/25       1,285,721
 1,460   Cambridge, MN Hsg & Hlthcare Fac Rev Grandview
         West Proj Ser A................................   6.000    10/01/28       1,460,934
 1,495   Cambridge, MN Hsg & Hlthcare Fac Rev Grandview
         West Proj Ser B (a)............................   6.000    10/01/33       1,475,490
   750   Chisago City, MN Hlth Fac Rev Part Pleasant
         Heights Proj Ser A Rfdg........................   7.300    07/01/25         821,963
 3,000   Columbia Heights, MN Multi-Family Crest View
         Corp Proj......................................   6.000    03/01/33       3,055,080
   840   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj
         Ser A..........................................   6.100    12/01/17         856,296
 1,450   Little Canada, MN Fac Rev Hsg Alt Dev Co Proj
         Ser A..........................................   6.250    12/01/27       1,477,956
 1,200   Maplewood, MN Hlthcare Fac Rev VOA Care Cent
         Proj...........................................   7.450    10/01/16       1,314,528
   682   Minneapolis, MN Cmnty Dev Agy Coml Dev Rev Std
         Mill Hotel Proj (d)............................   8.000    04/01/10         680,997
 1,950   Minneapolis, MN Hlthcare Fac Rev Ebenezer
         Society Proj Ser A.............................   7.200    07/01/23       2,058,283
 1,000   Minneapolis, MN Hlthcare Fac Rev Saint Olaf
         Residence Inc Proj.............................   7.100    10/01/23       1,057,390
   350   Minneapolis, MN Multi-Family Rev Hsg Belmont
         Apts Proj......................................   7.250    11/01/16         368,424
 1,320   Minneapolis, MN Multi-Family Rev Hsg Belmont
         Apts Proj......................................   7.625    11/01/27       1,390,726
 3,040   New Brighton, MN Rental Hsg Rev Polynesian Vlg
         Apts Proj Ser A Rfdg...........................   7.500    10/01/17       3,234,894
   760   New Hope, MN Multi-Family Rev Hsg Broadway
         Lanel Proj.....................................   7.750    09/01/07         799,300
 2,320   New Hope, MN Multi-Family Rev Hsg Broadway
         Lanel Proj Rfdg................................   8.000    09/01/18       2,430,084
   835   North Saint Paul, MN Multi-Family Rev Hsg
         Cottages North Saint Paul Rfdg.................   9.000    02/01/09         899,913
 2,220   North Saint Paul, MN Multi-Family Rev Hsg
         Cottages North Saint Paul Rfdg.................   9.250    02/01/22       2,390,585
   500   Shoreview, MN Sr Hsg Rev Shoreview Sr Residence
         Proj...........................................   7.250    02/01/26         515,100
 2,000   Spring Lake Park, MN Multi-Family Hsg Cottages
         Spring Lake Rfdg...............................   8.375    01/01/22       2,070,280
 1,500   Winona, MN Hsg Rev Saint Anne Hospice Inc......   6.750    07/01/27       1,547,160
                                                                              --------------
                                                                                  39,890,796
                                                                              --------------

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         MISSISSIPPI  0.8%
$5,500   Claiborne Cnty, MS Pollutn Ctl Rev Middle South
         Energy Inc Ser B...............................   8.250%   06/01/14  $    5,755,970
 1,000   Lowndes Cnty, MS Hosp Rev Golden Triangle Med
         Cent Rfdg......................................   8.500    02/01/10       1,063,480
 2,300   Mississippi Dev Bank Spl Oblig Diamond Lakes
         Utils Ser A Rfdg...............................   6.250    12/01/17       2,372,933
 2,900   Ridgeland, MS Urban Renewal Rev the Orchard Ltd
         Proj Ser A Rfdg................................   7.750    12/01/15       3,168,714
                                                                              --------------
                                                                                  12,361,097
                                                                              --------------
         MISSOURI  1.6%
 1,500   Chesterfield, MO Indl Dev Auth Rev Saint
         Andrews Episcopal-Presbyterian Ser A
         (Prerefunded @ 12/01/00).......................   8.500    12/01/19       1,696,920
 1,000   Ferguson, MO Tax Increment Rev Crossings At
         Halls Ferry Proj...............................   7.250    04/01/07       1,020,380
 2,000   Ferguson, MO Tax Increment Rev Crossings At
         Halls Ferry Proj...............................   7.625    04/01/17       2,057,260
 1,000   Ferguson, MO Tax Increment Rev Crossings At
         Halls Ferry Proj...............................   7.625    04/01/18       1,028,630
 3,610   Good Shepard Nursing Home Dist MO Nursing Home
         Fac Rev Rfdg...................................   5.900    08/15/23       3,666,063
 2,705   Jefferson Cnty, MO Indl Dev Auth Indl Rev
         Cedars Hlthcare Cent Proj Ser A Rfdg...........   8.250    12/01/15       3,038,283
 3,000   Kansas City, MO Multi-Family Hsg Rev Vlg Green
         Apts Proj......................................   6.250    04/01/30       3,055,800
 1,490   Madison Cnty, MO Hosp Rev Ser A (Prerefunded @
         10/01/06)......................................   7.900    10/01/26       1,873,988
 1,075   Missouri St Hlth & Edl Fac Bethesda Hlth Group
         Inc Proj A Rfdg................................   7.500    08/15/12       1,207,150
 3,000   Perry Cnty, MO Nursing Home Rev Rfdg...........   5.900    03/01/28       2,960,580
 1,695   Saint Louis, MO Tax Increment Rev Scullin Redev
         Area Ser A.....................................  10.000    08/01/10       2,159,718
                                                                              --------------
                                                                                  23,764,772
                                                                              --------------
         MONTANA  0.3%
 3,825   Montana St Brd Invt Res Recovery Rev
         Yellowstone Energy L P Proj....................   7.000    12/31/19       3,688,218
                                                                              --------------
         NEVADA  0.9%
 2,000   Boulder City, NV Hosp Rev Boulder City Hosp Inc
         Proj Rfdg......................................   5.850    01/01/22       1,999,120
 3,075   Clark Cnty, NV Assisted Living Homestead
         Boulder City Proj..............................   6.500    12/01/27       3,210,115
 1,345   Henderson, NV Local Impt Dist No T-4 Ser B.....   7.300    11/01/12       1,393,138
 1,495   Henderson, NV Local Impt Dist No T-10..........   7.500     08/1/15       1,543,064

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         NEVADA (CONTINUED)
$  985   Las Vegas, NV Spl Impt Dist No 505 Elkhorn
         Springs........................................   8.000%   09/15/13  $    1,024,075
 1,470   Nevada St Dept Commerce Hlth Fac Rev Washoe
         Convalescent Cent Proj Rfdg....................   8.125    06/01/03       1,545,823
 3,000   Washoe Cnty, NV Impt Bonds Spl Assmt Dist No
         23.............................................   6.500    11/01/17       3,084,270
                                                                              --------------
                                                                                  13,799,605
                                                                              --------------
         NEW HAMPSHIRE  2.6%
   435   New Hampshire Higher Edl & Hlth Fac Auth Rev
         Colby-Sawyer College Issue.....................   7.200    06/01/12         476,229
 2,565   New Hampshire Higher Edl & Hlth Fac Auth Rev
         Colby-Sawyer College Issue.....................   7.500    06/01/26       2,839,147
 5,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
         Daniel Webster College Issue Rfdg..............   7.625    07/01/16       5,503,650
 1,200   New Hampshire Higher Edl & Hlth Fac Auth Rev
         First Mtg Odd Fellows Home Rfdg................   8.000    06/01/04       1,295,652
 2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
         First Mtg Odd Fellows Home Rfdg................   9.000    06/01/14       2,437,880
 1,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
         Havenwood-Heritage Heights.....................   7.350    01/01/18       1,097,380
 4,825   New Hampshire Higher Edl & Hlth Fac Auth Rev
         Havenwood-Heritage Heights.....................   7.450    01/01/25       5,322,506
 2,330   New Hampshire Higher Edl & Hlth Fac Auth Rev
         Hlthcare Visiting Nurse (e)....................   7.250    09/01/23       2,477,792
 1,390   New Hampshire Higher Edl & Hlth Fac Auth Rev
         Monadock Cmnty Hosp Issue (Prerefunded @
         10/01/00)......................................   9.125    10/01/20       1,551,476
 2,000   New Hampshire Higher Edl & Hlth Fac Auth Rev
         New London Hosp Assn Proj......................   7.500    06/01/05       2,268,740
 3,405   New Hampshire Higher Edl & Hlth Fac Auth Rev
         Vly Regl Hosp (e)..............................   7.350    04/01/23       3,435,100
 1,000   New Hampshire Higher Edl & Hlth Facs Auth Rev
         Littleton Hosp Assn............................   6.000    05/01/28       1,018,570
 3,960   New Hampshire St Business Fin Auth Elec Fac Rev
         Plymouth Cogeneration..........................   7.750    06/01/14       4,273,038
 1,500   New Hampshire St Business Fin Auth Swr & Solid
         Waste Disp Rev Crown Paper Co Proj.............   7.875    07/01/26       1,500,030
 1,990   New Hampshire St Hsg Fin Auth Single Family
         Rev............................................   5.900     07/1/28       2,106,157
                                                                              --------------
                                                                                  37,603,347
                                                                              --------------
         NEW JERSEY  4.3%
 4,990   Camden Cnty, NJ Impt Auth Lease Rev Dockside
         Refrigerated...................................   8.400    04/01/24       5,617,742
 4,500   Camden Cnty, NJ Impt Auth Lease Rev Kaighn PT
         Marine Term A..................................   8.000    06/01/27       5,078,925
 1,000   New Jersey Econ Dev Auth Econ Dev Rev..........   6.375    04/01/18       1,001,090

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         NEW JERSEY (CONTINUED)
$4,000   New Jersey Econ Dev Auth Econ Dev Rev..........   6.375%   04/01/31  $    3,953,640
   500   New Jersey Econ Dev Auth Econ Dev Rev Green
         Acres Manor Inc Ser A Rfdg.....................   8.000    01/01/09         530,515
 1,000   New Jersey Econ Dev Auth Econ Dev Rev Green
         Acres Manor Inc Ser A Rfdg.....................   8.250    01/01/17       1,065,870
   500   New Jersey Econ Dev Auth Econ Dev Rev ZirbSer
         Greenbriar Inc Ser A Rfdg......................   7.375    07/15/03         533,125
   915   New Jersey Econ Dev Auth Econ Dev Rev ZirbSer
         Greenbriar Inc Ser A Rfdg......................   7.750    07/15/08         982,033
   250   New Jersey Econ Dev Auth First Mtg Cranes Mill
         Ser A..........................................   7.000    02/01/10         271,265
 1,500   New Jersey Econ Dev Auth First Mtg Cranes Mill
         Ser A..........................................   7.375    02/01/17       1,669,080
 3,500   New Jersey Econ Dev Auth First Mtg Cranes Mill
         Ser A..........................................   7.500    02/01/27       3,898,370
   750   New Jersey Econ Dev Auth First Mtg Delaire
         Nursing Ser A Rfdg (Prerefunded @ 11/01/99)....   8.750    11/01/10         816,195
   500   New Jersey Econ Dev Auth First Mtg Gross Rev
         Burnt Tavern Convalescent Ser A Rfdg...........   9.000    11/15/13         551,850
 2,250   New Jersey Econ Dev Auth First Mtg Gross Rev
         Franciscan Oaks Proj Ser A (Prerefunded @
         10/01/02)......................................   8.500    10/01/23       2,667,847
   840   New Jersey Econ Dev Auth First Mtg Gross Rev
         Stone Arch Nursing Home Proj Rfdg..............   8.750    12/01/10         929,485
 1,000   New Jersey Econ Dev Auth First Mtg Gross Rev
         The Evergreens (Prerefunded @ 10/01/02)........   9.250    10/01/22       1,205,640
 1,000   New Jersey Econ Dev Auth Holt Hauling & Warehsg
         Rev Ser G Rfdg.................................   8.400    12/15/15       1,092,360
   650   New Jersey Econ Dev Auth Rev...................   6.000    10/01/17         684,398
   700   New Jersey Econ Dev Auth Rev...................   6.000    10/01/22         734,524
 2,000   New Jersey Econ Dev Auth Rev Kullman Assoc Proj
         Ser A..........................................   6.125    06/01/18       2,012,140
   500   New Jersey Econ Dev Auth Rev First Mtg
         Fellowship Vlg Proj Ser A (Prerefunded @
         01/01/05)......................................   8.500    01/01/10         626,920
 1,000   New Jersey Econ Dev Auth Rev First Mtg
         Fellowship Vlg Proj Ser A (Prerefunded @
         01/01/05)......................................   9.250    01/01/25       1,293,300
   975   New Jersey Econ Dev Auth Rev First Mtg
         Millhouse Proj Ser A...........................   8.250    04/01/10       1,113,616
 2,060   New Jersey Econ Dev Auth Rev First Mtg
         Millhouse Proj Ser A...........................   8.500    04/01/16       2,367,991
 1,860   New Jersey Econ Dev Auth Rev First Mtg
         Winchester Gardens Ser A.......................   7.500    11/01/05       1,976,008
 1,000   New Jersey Econ Dev Auth Rev First Mtg
         Winchester Gardens Ser A.......................   8.500    11/01/16       1,138,060

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         NEW JERSEY (CONTINUED)
$1,500   New Jersey Econ Dev Auth Rev First Mtg
         Winchester Gardens Ser A.......................   8.625%   11/01/25  $    1,707,120
   855   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
         Proj Ser A.....................................   8.000    05/15/02         905,069
   750   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
         Proj Ser A.....................................   8.000    05/15/04         829,178
 2,000   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
         Proj Ser A.....................................   8.000    05/15/12       2,317,140
 2,560   New Jersey Econ Dev Auth Rev Sr Mtg Arbor Glen
         Proj Ser A.....................................   8.750    05/15/26       3,082,061
 2,500   New Jersey Hlthcare Fac Fin Auth Rev Care
         Institute Inc Cherry Hill Proj.................   7.750    07/01/10       2,713,025
 2,400   New Jersey Hlthcare Fac Fin Auth Rev Raritan
         Bay Med Cent Issue Rfdg........................   7.250    07/01/14       2,555,496
 4,000   New Jersey St Edl Fac Auth Rev Felician College
         of Lodi Ser D..................................   7.375    11/01/22       4,350,920
   950   New Jersey St Edl Fac Auth Rev Caldwell College
         Ser A..........................................   7.250    07/01/25       1,035,034
                                                                              --------------
                                                                                  63,307,032
                                                                              --------------
         NEW MEXICO  1.2%
   665   Albuquerque, NM Nursing Home Rev Albuquerque
         Hlthcare Rfdg..................................   9.750    12/01/14         699,327
 4,505   Albuquerque, NM Retirement Fac Rev La Vida
         Liena Proj Ser A Rfdg..........................   8.850    02/01/23       5,234,405
 3,000   Bernalillo Cnty, NM Mult-Family Rev Hsg Topke
         Commons/Arbors Proj Ser D......................   7.700    04/01/27       3,127,590
 3,000   Bernalillo Cnty, NM Multi-Family Hsg Brentwood
         Gardens Apt B 1................................   6.600    10/15/28       3,026,190
 1,590   Bernalillo Cnty, NM Multi-Family Rev Hsg Sr
         Solar Villas Apts Ser F........................   7.250    10/15/22       1,641,071
 2,920   RHA Hsg Dev Corp NM Multi-Family Rev Mtg
         Woodleaf Apts Proj A Rfdg......................   7.125    12/15/27       2,975,714
   685   Santa Fe, NM Indl Rev Casa Real Nursing Home
         Rfdg...........................................   9.750    01/01/13         740,560
   435   Truth or Consequences, NM Nursing Home Rev
         Sierra Hlthcare Rfdg & Impt....................   9.750    12/01/14         449,433
                                                                              --------------
                                                                                  17,894,290
                                                                              --------------
         NEW YORK  3.8%
 2,000   Castle Rest Residential Hlthcare Fac NY Rev
         Hlthcare Fac Ser B.............................   8.000    08/01/10       2,099,200
 1,210   Clifton Springs, NY Hosp & Clinic Ser A Rfdg &
         Impt...........................................   7.650    01/01/12       1,370,119
 1,500   Erie Cnty, NY Indl Dev Agy Life Care Cmnty Rev
         Episcopal Church Home Ser A....................   6.000    02/01/28       1,534,170

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$4,800   Islip, NY Cmnty Dev Agy Cmnty Dev Rev NY
         Institute of Technology Rfdg...................   7.500%   03/01/26  $    5,329,776
 1,500   Monroe Cnty, NY Indl Dev Agy Rev Indl Dev
         Empire Sports Proj Ser A.......................   6.250    03/01/28       1,502,220
 3,500   New York City Indl Dev Agy Civic Fac Rev Cmnty
         Res Developmentally Disabled...................   7.500    08/01/26       3,778,985
 4,020   New York City Indl Dev Agy Civic Fac Rev Our
         Lady of Mercy Med Cent Pkg Corp Proj...........   8.500    12/30/22       4,557,434
 2,000   New York City Indl Dev Agy Field Hotel Assoc LP
         JFK Rfdg.......................................   6.000    11/01/28       2,003,940
 1,750   New York City Indl Dev Agy Laguardia Assoc LP
         Proj Rfdg......................................   6.000    11/01/28       1,753,448
 2,500   New York City Indl Dev Agy Rev Solid Waste
         Disposal Visy Paper Proj.......................   7.800    01/01/16       2,790,125
 6,650   New York City Transitional Future Tax Secured
         Ser A..........................................   5.000    08/15/27       6,574,522
 2,000   New York St Energy Resh & Dev Auth Elec Fac Rev
         Long Island Ser A..............................   7.150    12/01/20       2,182,080
 5,000   New York St Thruway Auth Svc Contract Rev (MBIA
         Insd)..........................................   5.000    04/01/18       5,019,000
 2,750   Newark-Wayne Cmnty Hosp Inc NY Hosp Rev Ser
         A..............................................   7.600    09/01/15       2,982,678
 2,000   North Syracuse, NY Hsg Auth Rev Janus Park
         Proj...........................................   8.000    06/01/14       2,135,760
   675   Oswego Cnty, NY Indl Dev Agy Civic Fac Rev.....   7.000    02/01/12         686,414
 1,500   Peekskill, NY Indl Dev Agy Sr Drum Hill Sr
         Living Proj....................................   6.375    10/01/28       1,506,015
 1,480   Rensselaer Cnty, NY Indl Dev Agy Indl Dev Rev
         (e)............................................   7.000    02/01/11       1,489,502
 1,275   Rensselaer Cnty, NY Indl Dev East Greenbush
         Cent Proj Rfdg (e).............................   7.000    02/01/11       1,280,087
 2,300   Rockland Cnty, NY Indl Dev Agy Civic Fac Rev
         Dominican College Proj (e).....................   6.250    05/01/28       2,312,144
 3,100   Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
         Spellman High Voltage Fac Ser A................   6.375    12/01/17       3,142,563
   400   Syracuse, NY Hsg Auth Rev Sub Proj Loretto Rest
         Ser B..........................................   7.500    08/01/10         415,108
                                                                              --------------
                                                                                  56,445,290
                                                                              --------------
         NORTH CAROLINA  0.3%
   425   North Carolina Med Care Comm Hlthcare Fac
         Rev............................................   6.000    11/01/19         433,976
 2,075   North Carolina Med Care Comm Hlthcare Fac
         Rev............................................   6.000    11/01/27       2,103,199
 2,055   North Carolina Med Care Comm Hlthcare Facs
         Rev............................................   6.125    01/11/28       2,079,599
                                                                              --------------
                                                                                   4,616,774
                                                                              --------------
         NORTH DAKOTA  0.5%
 2,610   Devils Lake, ND Hlthcare Facs Rev & Impt Lk Reg
         Lutheran Rfdg..................................   6.100    10/01/23       2,618,352
 3,000   Grand Forks, ND Sr Hsg Rev 4000 Vly Square
         Proj...........................................   6.250    12/01/34       3,045,330
 2,000   Grand Forks, ND Sr Hsg Rev Spl Term 4000 Vly
         Square Proj....................................   6.375    12/01/34       2,081,200
                                                                              --------------
                                                                                   7,744,882
                                                                              --------------

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         OHIO  3.2%
$1,500   Athens Cnty, OH Hosp Fac Rev O'Bleness Mem Hosp
         Proj...........................................   7.100%   11/15/23  $    1,595,850
 1,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
         Hall...........................................   7.200    11/15/14       1,089,020
 1,500   Cuyahoga Cnty, OH Hlthcare Fac Rev Jennings
         Hall...........................................   7.300    11/15/23       1,642,005
 2,500   Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Ser A Rfdg....................   7.250    11/15/13       2,746,650
 3,000   Cuyahoga Cnty, OH Hlthcare Fac Rev Judson
         Retirement Cmnty Ser A Rfdg....................   7.250    11/15/18       3,295,980
 1,195   Cuyahoga Cnty, OH Multi-Family Rev Hsg Mtg
         Colonnade Apts Ser A Rfdg......................   7.500    12/01/17       1,224,445
 2,305   Cuyahoga Cnty, OH Multi-Family Rev Hsg Mtg
         Colonnade Apts Ser A Rfdg......................   7.750    12/01/28       2,361,058
 2,500   Cuyahoga Cnty, OH Multi-Family Rev Hsg Park
         Lane Apts Proj Ser A...........................   8.250    07/01/28       2,575,000
   370   Fairfield, OH Econ Dev Rev Beverly Enterprises
         Inc Proj Rfdg..................................   8.500    01/01/03         398,101
 2,215   Hamilton Cnty, OH Multi-Family Rev Hsg Garden
         Hill Washington Park Apts......................   7.750    10/01/21       2,395,235
 1,530   Harrison, OH Harrison Ave Kmart Proj Ser A.....   8.125    12/01/02       1,644,872
 1,000   Madison Cnty, OH Hosp Impt Rev Madison Cnty
         Hosp Proj Rfdg.................................   6.250    08/01/18       1,009,970
 2,465   Madison Cnty, OH Hosp Impt Rev Madison Cnty
         Hosp Proj Rfdg.................................   6.400    08/01/28       2,489,379
 2,000   Montgomery Cnty, OH Hlthcare Fac Rev...........   6.250    02/01/22       2,033,560
 2,330   Mount Vernon, OH Hosp Rev Knox Cmnty Hosp
         Rfdg...........................................   7.875    06/01/12       2,381,446
 2,500   North Canton, OH Hlthcare Facs Rev The
         Waterford at St Luke Proj Rfdg.................   5.800    11/15/28       2,470,175
 1,000   North Canton, OH Hlthcare Facs Rev The
         Waterford at St Luke Proj......................   8.625    11/15/21       1,190,320
 3,000   Ohio St Solid Waste Rev CSC Ltd Proj...........   8.500    08/01/22       3,154,110
 2,000   Ohio St Solid Waste Rev Rep Engineered Steels
         Proj...........................................   8.250    10/01/14       2,065,860
 4,000   Ohio St Solid Waste Rev Rep Engineered Steels
         Proj...........................................   9.000    06/01/21       4,318,560
 2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll
         Cleveland Elec Ser A Rfdg......................   8.000    10/01/23       2,288,060
 2,000   Ohio St Wtr Dev Auth Pollutn Ctl Fac Rev Coll
         Toledo Edison Ser A Rfdg.......................   8.000    10/01/23       2,288,060
                                                                              --------------
                                                                                  46,657,716
                                                                              --------------

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         OKLAHOMA  0.3%
$  500   Leflore Cnty, OK Hosp Auth Impt Rev
         (Prerefunded @ 05/01/99).......................   9.400%   05/01/06  $      522,630
 2,830   Oklahoma Cnty, OK Fin Auth Epworth Villa Proj
         Ser A Rfdg.....................................   7.000    04/01/25       2,970,821
   500   Woodward, OK Muni Auth Hosp Rev................   8.250    11/01/09         567,460
   500   Woodward, OK Muni Auth Hosp Rev (Prerefunded @
         11/01/00)......................................   9.250    11/01/14         561,295
                                                                              --------------
                                                                                   4,622,206
                                                                              --------------
         OREGON  1.1%
 3,000   Clackamas Cnty, OR Hosp Fac Auth Rev Odd
         Fellows Home Ser A Rfdg........................   5.875    09/15/21       3,022,800
 1,000   Clatsop Care Cent Hlth Dist OR Rev Sr Hsg......   6.000    08/01/14       1,009,180
 4,000   Clatsop Care Cent Hlth Dist OR Rev Sr Hsg......   6.875    08/01/28       4,034,920
 1,745   Douglas Cnty, OR Hosp Fac Auth Rev Elderly Hsg
         Forest Glen Ser A..............................   7.500    09/01/27       1,834,117
 4,000   Oregon St Hlth Hsg Edl & Cultural Facs Auth....   7.250    06/01/28       4,071,760
 1,500   Salem, OR Hosp Fac Auth Rev Cap Manor Inc......   7.500    12/01/24       1,640,205
                                                                              --------------
                                                                                  15,612,982
                                                                              --------------
         PENNSYLVANIA  11.2%
 2,000   Allegheny Cnty, PA Hosp Dev Hlthcare Facs Villa
         St Joseph......................................   6.000    08/15/28       1,982,800
 1,945   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
         Allegheny Vly Sch..............................   7.500    02/01/10       2,136,758
 3,120   Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
         Allegheny Vly Sch..............................   7.875    02/01/20       3,487,474
 7,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Rfdg (b)......   7.625    05/01/20       7,908,040
 4,000   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Ser A Rfdg....   7.750    05/01/20       4,575,600
 1,100   Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
         Collateral Toledo Edison Co Proj Ser A Rfdg....   7.750    09/01/24       1,145,364
 2,000   Berks Cnty, PA Muni Auth Rev...................   5.700    05/15/18       1,976,800
 1,795   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg..................................   7.500    05/15/13       2,153,049
 1,860   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg..................................   7.700    05/15/22       2,255,231
 2,500   Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
         Inc Proj Rfdg..................................   8.250    05/15/22       2,875,250
 1,000   Berks Cnty, PA Muni Auth Rev Phoebe Devitt
         Homes Proj A1 Rfdg.............................   5.750    05/15/22         989,810
 1,000   Chartiers Vly, PA Indl & Coml Dev Auth First
         Mtg Rev........................................   7.250    12/01/11       1,032,470
 2,000   Chartiers Vly, PA Indl & Coml Dev Auth First
         Mtg Rev........................................   7.400    12/01/15       2,182,260

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$4,480   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion
         Hosp Proj (Prerefunded @ 07/01/99).............   8.100%   07/01/12  $    4,695,443
 1,000   Clarion Cnty, PA Hosp Auth Hosp Rev Clarion
         Hosp Proj (Prerefunded @ 07/01/01).............   8.500    07/01/21       1,133,480
   855   Columbia Cnty, PA Indl Dev Auth First Mtg Rev
         First St Assn Proj Rfdg........................   9.000    05/01/14         890,243
 5,000   Dauphin Cnty, PA Genl Auth Rev Office & Pkg
         Riverfront Office..............................   6.000    01/01/25       5,045,000
 4,000   Dauphin Cnty, PA Genl Auth Rev Office & Pkg
         Forum Place Ser A..............................   6.000    01/15/25       4,049,360
 3,000   Dauphin Cnty, PA Genl Auth Rev Hotel & Conf
         Cent Hyatt Regency.............................   6.200    01/01/29       2,994,120
   870   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj (Prerefunded @ 06/01/02)..................   8.750    06/01/10       1,022,668
 2,800   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj (Prerefunded @ 06/01/02)..................   9.250    06/01/22       3,336,060
 2,500   Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
         Proj Rfdg......................................   7.000    06/01/26       2,637,700
 2,100   Delaware Cnty, PA Auth Rev White Horse Vlg Ser
         A Rfdg.........................................   7.500    07/01/18       2,312,331
 3,500   Grove City, PA Area Hosp Auth Hlth Facs Rev....   6.625    08/15/29       3,513,685
 2,000   Harrisburg, PA Auth Office & Pkg Rev Ser A.....   6.000    05/01/19       2,024,980
 1,250   Lebanon Cnty, PA Hlth Fac Auth Hlth Cent Rev
         United Church of Christ Homes Rfdg.............   7.250    10/01/19       1,265,112
   250   Lehigh Cnty, PA Genl Purp Auth Rev First Mtg
         Bible Fellowship Proj..........................   7.150    12/15/08         266,110
 2,315   Lehigh Cnty, PA Genl Purp Auth Rev First Mtg
         Bible Fellowship Proj..........................   8.000    12/15/23       2,455,706
 4,000   Lehigh Cnty, PA Genl Purp Auth Rev Kidspeace
         Oblig Group....................................   6.000    11/01/23       4,008,200
 1,790   Lehigh Cnty, PA Indl Dev Auth Lifepath Inc
         Proj...........................................   6.100    06/01/18       1,751,103
 3,000   Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
         Lifepath Inc Proj..............................   6.300    06/01/28       2,923,590
 4,710   Lehigh Cnty, PA Indl Dev Auth Rev Rfdg.........   8.000    08/01/12       5,060,471
 3,000   Luzerne Cnty, PA Indl Dev Auth Exmpt Fac Rev PA
         Gas & Wtr Co Proj Ser A Rfdg...................   7.200    10/01/17       3,300,960
 1,870   Luzerne Cnty, PA Indl Dev Auth First Mtg Gross
         Rev Rfdg.......................................   7.875    12/01/13       2,057,654
   500   Montgomery Cnty, PA Higher Edl & Hlth Auth Rev
         Retirement Cmnty GDL Farms A (Prerefunded @
         01/01/00)......................................   9.500    01/01/20         541,585
 2,000   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
         The Meadowood Ser A Rfdg.......................   6.000    12/01/10       2,063,520
 3,695   Montgomery Cnty, PA Indl Dev Auth Rev Assisted
         Living Ser A...................................   8.250    05/01/23       4,300,684

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$  684   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
         The Meadowood Corp Proj Ser A..................   9.250%   12/01/00  $      726,983
 2,025   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
         The Meadowood Corp Proj Ser A (Prerefunded @
         12/01/00)......................................  10.000    12/01/19       2,310,039
 2,500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
         The Meadowood Corp Proj Ser A Rfdg (Prerefunded
         @ 12/01/00)....................................  10.250    12/01/20       2,863,600
   500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
         The Meadowood Corp Rfdg........................   7.000    12/01/10         539,030
 1,500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
         The Meadowood Corp Rfdg........................   7.250    12/01/15       1,629,360
 4,000   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
         The Meadowood Corp Rfdg........................   7.400    12/01/20       4,347,680
 1,500   Montgomery Cnty, PA Indl Dev Auth Rev First Mtg
         The Meadowood Corp Proj Ser A Rfdg.............   6.250    12/01/17       1,581,045
 3,595   Montgomery Cnty, PA Indl Dev Auth Rev Hlthcare
         Adv Geriatric Ser A............................   8.375    07/01/23       3,896,153
   770   Montgomery Cnty, PA Indl Dev Auth Rev Pennsburg
         Nursing Rehab Cent (Prerefunded @ 03/31/04)....   7.625    07/01/18         900,515
 2,660   Montgomery Cnty, PA Indl Dev Auth Rev
         Wordsworth Academy.............................   7.750    09/01/14       2,945,844
 1,955   Montgomery Cnty, PA Indl Dev Auth Rev
         Wordsworth Academy.............................   7.750    09/01/24       2,182,073
 2,200   Montgomery Cnty, PA Indl Rev GDL Farms Corp
         Proj Rfdg......................................   6.500    01/01/20       2,256,848
 1,665   Philadelphia, PA Auth for Indl Dev Hlthcare Fac
         Rev............................................   5.850    05/15/13       1,700,514
   400   Philadelphia, PA Auth for Indl Dev Hlthcare Fac
         Rev............................................   5.750    05/15/18         399,800
 1,650   Philadelphia, PA Auth for Indl Dev Hlthcare Fac
         Rev............................................   5.875    05/15/28       1,655,412
 4,000   Philadelphia, PA Auth for Indl Dev Rev Coml RMK
         Rfdg...........................................   7.750    12/01/17       4,507,160
 2,000   Philadelphia, PA Auth for Indl Dev Rev
         Long-Term Care Maplewood.......................   8.000    01/01/14       2,226,400
 5,835   Philadelphia, PA Auth for Indl Dev Rev
         Long-Term Care Maplewood.......................   8.000    01/01/24       6,480,818
 1,180   Philadelphia, PA Hosp & Higher Edl Facs Auth
         Hosp Rev.......................................   6.500    07/01/27       1,238,422
   900   Philadelphia, PA Hosp & Higher Edl Facs Auth
         Hosp Rev.......................................   6.500    07/01/23         917,307
 1,500   Philadelphia, PA Hosp & Higher Edl Facs Auth
         Hosp Rev.......................................   7.000    07/01/05         570,000
 1,000   Philadelphia, PA Hosp & Higher Edl Facs Auth
         Hosp Rev.......................................   7.250    07/01/18         380,000
 1,830   Philadelphia, PA Hosp & Higher Edl Facs Auth
         Hosp Rev.......................................   7.250    03/01/24       1,940,642
   500   Philadelphia, PA Pkg Auth Rev East Market......   8.750    03/01/05         506,265
 1,785   Philadelphia, PA Pkg Auth Rev East Market......   8.875    03/01/10       1,807,455
 1,465   Scranton Lackawanna, PA Hlth Welfare Auth Rev
         Rfdg...........................................   7.250    01/15/17       1,601,377
 3,100   Scranton Lackawanna, PA Hlth Welfare Auth Rev
         Rfdg...........................................   7.350    01/15/22       3,408,295

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$3,000   Somerset Cnty, PA Hosp Auth Rev Somerset Cmnty
         Hosp Proj (Prerefunded @ 03/01/02).............   7.500%   03/01/17  $    3,338,520
 2,400   Southern Chester Cnty, PA Hlth & Higher Ed Auth
         Mtg Rev........................................   6.300    06/01/10       2,469,408
   250   Warren Cnty, PA Indl Dev Auth Beverly
         Enterprises Rfdg...............................   9.000    11/01/12         277,853
 2,300   Washington Cnty, PA Hosp Auth Rev Canonsburg
         Genl Hosp Rfdg.................................   7.350    06/01/13       2,334,500
 2,500   Westmoreland Cnty, PA Indl Dev Auth Rev
         Hlthcare Facs Redstone Rfdg....................   5.850    11/15/29       2,485,750
                                                                              --------------
                                                                                 164,775,739
                                                                              --------------
         SOUTH CAROLINA  0.5%
   725   Charleston Cnty, SC Hlth Fac Rev First Mtg
         Episcopal Proj Rfdg (Prerefunded @ 04/01/01)...   9.750    04/01/16         829,146
   250   South Carolina Jobs Econ Dev Auth Hlth Fac Rev
         First Mtg Lutheran Homes SC Proj (Prerefunded @
         10/01/02)......................................   7.750    10/01/12         290,875
   750   South Carolina Jobs Econ Dev Auth Hlth Fac Rev
         First Mtg Lutheran Homes SC Proj (Prerefunded @
         10/01/02)......................................   8.000    10/01/22         879,248
 5,095   South Carolina St Hsg Fin & Dev Auth
         Multi-Family Rev...............................   6.750    05/01/28       5,229,253
                                                                              --------------
                                                                                   7,228,522
                                                                              --------------
         SOUTH DAKOTA  0.2%
 2,500   Mobridge, SD Hlthcare Facs Rev Mobridge Regl
         Hosp Proj......................................   6.500    12/01/22       2,549,050
 1,000   South Dakota St Hlth & Edl Fac Auth Rev Huron
         Regl Med Cent..................................   7.250    04/01/20       1,118,920
                                                                              --------------
                                                                                   3,667,970
                                                                              --------------
         TENNESSEE  1.2%
 2,000   Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev.....   6.000    07/01/28       2,108,900
 2,000   Shelby Cnty, TN Hlth Edl & Hsg Hlthcare Fac
         Kirby Pines Ser A..............................   6.250    11/15/16       2,059,100
 4,000   Shelby Cnty, TN Hlth Edl & Hsg Hlthcare Fac
         Kirby Pines
         Ser A..........................................   6.375    11/15/25       4,125,560
   500   Smith Cnty, TN Hlth & Edl Fac First Hlthcare
         Corp Proj Rfdg (Prerefunded @ 04/01/99)........   7.400    04/01/13         516,810
 3,250   Springfield, TN Hlth & Edl Fac Brd Hosp Rev
         Jesse Holman Jones Hosp Proj (Prerefunded @
         04/01/06)......................................   8.250    04/01/12       4,029,545
 2,155   Sweetwater, TN Indl Dev Brd Mtg Rev Wood
         Presbyterian Home Proj.........................   7.500    01/01/18       2,188,058
 2,845   Sweetwater, TN Indl Dev Brd Mtg Rev Wood
         Presbyterian Home Proj.........................   7.750    01/01/29       2,888,158
                                                                              --------------
                                                                                  17,916,131
                                                                              --------------
         TEXAS  2.1%
 1,000   Abilene, TX Hlth Facs Dev Sears Methodist
         Retirement Ser A...............................   5.875    11/15/18         994,160
 1,850   Abilene, TX Hlth Facs Dev Corp Retirement Facs
         Rev............................................   5.900    11/15/25       1,831,463

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         TEXAS (CONTINUED)
$  925   Bell Cnty, TX Hlth Fac Dev Corp Rev Hosp
         Proj...........................................   9.250%   07/01/08  $      972,721
 4,000   Bell Cnty, TX Indl Dev Corp Solid Waste
         Disposal Rev...................................   7.600    12/01/17       4,052,280
   500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
         Rev American Airls Inc.........................   7.500    11/01/25         535,580
 1,500   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
         Rev American Airls Inc.........................   7.250    11/01/30       1,654,710
 1,250   Dallas-Fort Worth, TX Intl Arpt Fac Impt Corp
         Rev Delta Airls Inc............................   7.625    11/01/21       1,367,188
 2,665   De Soto, TX Hlth Fac Dev Park Manor Sr Care....   7.750    12/01/16       2,779,035
   163   Harris Cnty, TX Hsg Fin Corp Single Family Hsg
         Rev............................................   9.875    03/15/14         163,769
   170   Harris Cnty, TX Hsg Fin Corp Single Family Hsg
         Rev 1983 Ser A.................................  10.125    07/15/03         170,260
 1,090   Harris Cnty, TX Hsg Fin Corp Single Family Hsg
         Rev 1983 Ser A.................................  10.375    07/15/14       1,091,057
   750   Montgomery Cnty, TX Hlth Fac Dev Corp Hosp Mtg
         Rev Woodlands Med Cent Proj Rfdg (Prerefunded @
         08/15/99)......................................   8.850    08/15/14         793,500
 3,235   Orange, TX Hsg Dev Corp Multi-Family Rev Hsg
         Vlgs At Pine Hallow............................   8.000    03/01/28       3,308,920
 3,255   Rusk Cnty, TX Hlth Fac Corp Hosp Rev Henderson
         Mem Hosp Proj Rfdg.............................   7.750    04/01/13       3,551,596
   500   San Antonio, TX Hlth Fac Dev Corp Rev Encore
         Nursing Cent Partn.............................   8.250    12/01/19         556,180
 2,000   San Antonio, TX Hsg Fin Corp Multi-Family Hsg
         Rev Beverly Oaks Apts Proj Ser A...............   7.750    02/01/27       2,080,020
 1,975   San Antonio, TX Hsg Fin Corp Multi-Family Hsg
         Rev Marbach Manor Apts Proj Ser A..............   8.125    06/01/27       2,070,807
 1,500   Tarrant Cnty, TX Hlth Fac Dev Corp Rev Mtg
         Cumberland Rest Ser A Rfdg.....................   7.000    08/15/19       1,550,400
 1,401   Texas Genl Svcs Cmty Partn Interests Office
         Bldg & Land Acquisition Proj...................   7.000    08/01/24       1,439,182
                                                                              --------------
                                                                                  30,962,828
                                                                              --------------
         UTAH  0.5%
 1,500   Carbon Cnty, UT Solid Waste Disposal Rev Rfdg
         Laidlaw Environmentl Ser A.....................   7.450    07/01/17       1,657,650
   500   Hildale, UT Elec Rev Gas Turbine Elec Fac
         Proj...........................................   7.600    09/01/06         529,050
 1,000   Hildale, UT Elec Rev Gas Turbine Elec Fac
         Proj...........................................   7.800    09/01/15       1,060,600
 1,000   Tooele Cnty, UT Pollutn Ctl Rev Rfdg Laidlaw
         Environmentl Ser A.............................   7.550    07/01/27       1,110,650

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         UTAH (CONTINUED)
$2,000   Utah St Hsg Fin Agy Rev RHA Cmnty Services Proj
         Ser A..........................................   6.875%   07/01/27  $    2,093,860
   905   Utah St Hsg Fin Agy Single Family Mtg Ser C2...   7.950    07/01/20         928,240
                                                                              --------------
                                                                                   7,380,050
                                                                              --------------
         VIRGINIA  1.9%
 2,955   Alexandria, VA Indl Dev Auth Rev Saint Coletta
         Sch Proj.......................................   7.750    10/15/26       3,125,415
   235   Alexandria, VA Indl Dev Auth Rev Saint Coletta
         Sch Proj.......................................   7.750    10/15/26         246,482
 6,600   Alexandria, VA Redev & Hsg Auth 3001 Park Cent
         Apts Ser A Rfdg................................   6.375    04/01/34       6,658,938
   565   Covington-Alleghany Cnty, VA Indl Dev Auth
         Beverly Enterprises Inc Proj Rfdg..............   9.375    09/01/01         600,759
 2,000   Dulles Town Cent Cmnty Dev Auth Dulles Town
         Cent Proj......................................   6.250    03/01/26       2,043,540
 3,000   Fairfax Cnty, VA Redev & Hsg Auth Multi-Family
         Hsg Rev........................................   7.600    10/01/36       3,298,320
 2,500   Henry Cnty, VA Indl Dev Auth Indl Dev Rev 5Bs
         Inc Proj Ser A.................................   7.400    09/01/17       2,574,475
 1,500   Hopewell, VA Indl Dev Auth Res Recovery Rev
         Stone Container Corp Proj Rfdg.................   8.250    06/01/16       1,664,220
 1,000   Pittsylvania Cnty, VA Indl Dev Auth Rev Exempt
         Fac Ser A......................................   7.450    01/01/09       1,105,090
 6,000   Richmond, VA Redev & Hsg Auth Multi-Family Rev
         Ser A Rfdg (Var Rate Cpn)......................   7.500    12/15/21       6,151,320
 1,000   Rockingham Cnty, VA Indl Dev Auth Residential
         Care Fac Rev...................................   5.750    04/01/28       1,005,290
                                                                              --------------
                                                                                  28,473,849
                                                                              --------------
         WASHINGTON  0.8%
 2,650   Seattle, WA Hsg Auth Rev Holly Park Proj
         Rmkt...........................................   5.900    01/01/30       2,704,351
 2,500   Spokane Cnty, WA Indl Dev Corp Solid Waste Disp
         Rev............................................   7.600    03/01/27       2,767,875
   300   Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes
         Proj (a)(e)....................................   6.000    01/01/28         299,859
 1,000   Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes
         Proj (a)(e)....................................   6.000    03/01/28         999,340
 1,680   Tacoma, WA Hsg Auth Rev Hsg Wedgewood Homes
         Proj...........................................   6.000    04/01/28       1,678,908
   500   Tacoma, WA Hsg Auth Rev Hsg Wedgewwd Homes
         Proj...........................................   6.000    02/01/28         499,745
 1,000   Vancouver, WA Hsg Auth Rev Hsg Maple Knoll Apts
         Proj...........................................   6.000    10/01/17       1,028,190
 1,000   Vancouver, WA Hsg Auth Rev Hsg Maple Knoll Apts
         Proj...........................................   6.200    10/01/27       1,031,440
                                                                              --------------
                                                                                  11,009,708
                                                                              --------------
         WEST VIRGINIA  0.3%
 2,000   Randolph Cnty, WV Bldg Comm Rev Crossover
         Elkins Regl Proj Rfdg..........................   6.125    07/01/23       2,020,860
   485   Randolph Cnty, WV Bldg Commission Davis Mem
         Hosp Proj Ser A Rfdg & Impt (Prerefunded @
         11/01/01)......................................   7.650    11/01/21         544,922
 2,540   Weirton, WV Pollutn Ctl Rev Weirton Steel Proj
         Rfdg...........................................   8.625    11/01/14       2,520,848
                                                                              --------------
                                                                                   5,086,630
                                                                              --------------

                                               See Notes to Financial Statements

                               November 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
         WISCONSIN  1.4%
$  805   Baldwin, WI Hosp Rev Mtg Ser A.................   6.125%   12/01/18  $      816,664
 2,590   Baldwin, WI Hosp Rev Mtg Ser A.................   6.375    12/01/28       2,627,141
 3,000   Oconto Falls, WI Cmnty Dev Oconto Falls Tissue
         Inc Proj.......................................   7.750    12/01/22       3,236,400
 1,550   Wisconsin Hsg & Econ Dev Auth Home Ownership
         Rev............................................   7.550    07/01/26       1,683,347
   720   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
         Hosp Assn......................................   7.200    11/01/05         768,924
 2,000   Wisconsin St Hlth & Edl Fac Auth Rev Hess Mem
         Hosp Assn......................................   7.875    11/01/22       2,259,340
 2,500   Wisconsin St Hlth & Edl Fac Auth Rev Natl
         Regency of New Berlin Proj.....................   8.000    08/15/25       2,840,350
 2,000   Wisconsin St Hlth & Edl Facs Auth Rev Clement
         Manor Rfdg.....................................   5.750    08/15/24       1,941,060
 3,000   Wisconsin St Hlth & Edl Milwaukee Catholic Home
         Proj...........................................   7.500    07/01/26       3,314,610
   500   Wisconsin St Hlth & Edl Rev Mem Hosp At
         Oconomowoc Inc Proj............................   6.350    07/01/17         511,415
                                                                              --------------
                                                                                  19,999,251
                                                                              --------------
         WYOMING  0.3%
 4,100   Wyoming Cmnty Dev Auth Hsg Rev.................   6.250    06/01/27       4,372,978
                                                                              --------------
         U. S. VIRGIN ISLANDS  0.2%
 1,210   University of Virgin Islands Pub Fin Auth Ser
         A..............................................   7.500    10/01/09       1,378,517
 1,965   University of Virgin Islands Pub Fin Auth Ser
         A..............................................   7.650    10/01/14       2,248,038
                                                                              --------------
                                                                                   3,626,555
                                                                              --------------
TOTAL LONG-TERM INVESTMENTS  97.4%
  (Cost $1,349,023,537).....................................................   1,430,228,633
SHORT-TERM INVESTMENTS  0.6%
  (Cost $8,500,000).........................................................       8,500,000
                                                                              --------------
TOTAL INVESTMENTS  98.0%
  (Cost $1,357,523,537).....................................................   1,438,728,633
OTHER ASSETS IN EXCESS OF LIABILITIES  2.0%.................................      28,749,718
                                                                              --------------
NET ASSETS  100.0%..........................................................  $1,467,478,351
                                                                              ==============

*Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Interest is accruing at less than the stated coupon.

(d) Non-income producing security.

(e) 144A/Private Placement securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(f) Payment-in-kind security

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               November 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $1,357,523,537).....................  $1,438,728,633
Cash........................................................          61,609
Receivables:
  Interest..................................................      30,854,126
  Investments Sold..........................................      18,156,920
  Fund Shares Sold..........................................       2,795,794
Other.......................................................          51,815
                                                              --------------
      Total Assets..........................................   1,490,648,897
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      16,120,916
  Income Distributions......................................       4,022,193
  Fund Shares Repurchased...................................       1,158,428
  Distributor and Affiliates................................         832,633
  Investment Advisory Fee...................................         635,214
Accrued Expenses............................................         270,847
Trustees' Deferred Compensation and Retirement Plans........         130,315
                                                              --------------
      Total Liabilities.....................................      23,170,546
                                                              --------------
NET ASSETS..................................................  $1,467,478,351
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,402,256,499
Net Unrealized Appreciation.................................      81,205,096
Accumulated Distributions in Excess of Net Investment
  Income....................................................        (441,772)
Accumulated Net Realized Loss...............................     (15,541,472)
                                                              --------------
NET ASSETS..................................................  $1,467,478,351
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $904,973,579 and 77,580,797 shares of
    beneficial interest issued and outstanding).............  $        11.66
    Maximum sales charge (4.75%* of offering price).........             .58
                                                              --------------
    Maximum offering price to public........................  $        12.24
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $451,891,305 and 38,760,934 shares of
    beneficial interest issued and outstanding).............  $        11.66
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $110,613,467 and 9,497,974 shares of
    beneficial interest issued and outstanding).............  $        11.65
                                                              ==============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended November 30, 1998
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 96,316,419
                                                              ------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,101,487, $4,467,767 and $1,019,836,
  respectively).............................................     7,589,090
Investment Advisory Fee.....................................     7,402,566
Shareholder Services........................................       980,681
Custody.....................................................        56,118
Legal.......................................................        41,288
Trustees' Fees and Expenses.................................        26,769
Other.......................................................       753,036
                                                              ------------
    Total Expenses..........................................    16,849,548
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 79,466,871
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain/Loss:
  Investments...............................................  $  8,107,046
  Futures...................................................        43,631
                                                              ------------
NET REALIZED GAIN...........................................     8,150,677
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    64,464,321
  End of the Period:
    Investments.............................................    81,205,096
                                                              ------------
Net Unrealized Appreciation During the Period...............    16,740,775
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 24,891,452
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $104,358,323
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended November 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                         Year Ended          Year Ended
                                                      November 30, 1998   November 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................  $   79,466,871      $   65,562,592
Net Realized Gain/Loss...............................       8,150,677          (1,648,737)
Net Unrealized Appreciation..........................      16,740,775          31,524,325
                                                       --------------      --------------
Change in Net Assets from Operations.................     104,358,323          95,438,180
                                                       --------------      --------------
Distributions from Net Investment Income*............     (79,954,356)        (65,202,550)
Distributions in Excess of Net Investment Income*....        (442,201)                -0-
                                                       --------------      --------------
  Total Distributions................................     (80,396,557)        (65,202,550)
                                                       --------------      --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      23,961,766          30,235,630
                                                       --------------      --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................     263,990,520         369,938,578
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................      35,960,456          28,519,681
Cost of Shares Repurchased...........................    (153,186,986)       (126,673,799)
                                                       --------------      --------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......     146,763,990         271,784,460
                                                       --------------      --------------
TOTAL INCREASE IN NET ASSETS.........................     170,725,756         302,020,090
NET ASSETS:
Beginning of the Period..............................   1,296,752,595         994,732,505
                                                       --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of ($441,772)
  and $487,485, respectively)........................  $1,467,478,351      $1,296,752,595
                                                       ==============      ==============

                                                         Year Ended          Year Ended
              *Distributions by Class:                November 30, 1998   November 30, 1997
-------------------------------------------------------------------------------------------
DISTRIBUTIONS FROM AND IN EXCESS OF NET INVESTMENT
  INCOME:
  Class A Shares.....................................  $   (51,028,959)    $   (41,904,414)
  Class B Shares.....................................      (23,908,632)        (19,909,861)
  Class C Shares.....................................       (5,458,966)         (3,388,275)
                                                       ---------------     ---------------
                                                       $   (80,396,557)    $   (65,202,550)
                                                       ===============     ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                  Year Ended November 30,
                                       ----------------------------------------------
            Class A Shares              1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................. $11.454   $11.139   $ 11.18   $ 10.44   $11.19
                                       -------   -------   -------   -------   ------
Net Investment Income.................    .699      .729      .735       .74      .76
Net Realized and Unrealized
  Gain/Loss...........................    .217      .312     (.041)    .7475    (.744)
                                       -------   -------   -------   -------   ------
Total from Investment Operations......    .916     1.041      .694    1.4875     .016
Less Distributions from and in Excess
  of Net Investment Income............    .706      .726      .735     .7475     .766
                                       -------   -------   -------   -------   ------
Net Asset Value, End of the Period.... $11.664   $11.454   $11.139   $ 11.18   $10.44
                                       =======   =======   =======   =======   ======
Total Return (a)......................   8.28%     9.63%     6.47%    14.65%     .10%
Net Assets at End of the Period (In
  millions)........................... $ 905.0   $ 779.9   $ 621.0   $ 516.3   $411.1
Ratio of Expenses to Average Net
  Assets (b)..........................    .91%      .95%     1.01%      .98%    1.02%
Ratio of Net Investment Income to
  Average Net Assets (b)..............   6.01%     6.50%     6.64%     6.81%    6.98%
Portfolio Turnover....................     26%       29%       23%       26%      33%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                  Year Ended November 30,
                                       ----------------------------------------------
            Class B Shares              1998      1997      1996      1995      1994
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................. $11.452   $11.136   $ 11.18   $ 10.43   $11.18
                                       -------   -------   -------   -------   ------
Net Investment Income.................    .612      .645      .653       .66      .68
Net Realized and Unrealized
  Gain/Loss...........................    .216      .313     (.046)    .7535    (.748)
                                       -------   -------   -------   -------   ------
Total from Investment Operations......    .828      .958      .607    1.4135    (.068)
Less Distributions from and in Excess
  of Net Investment Income............    .622      .642      .651     .6635     .682
                                       -------   -------   -------   -------   ------
Net Asset Value, End of the Period.... $11.658   $11.452   $11.136   $ 11.18   $10.43
                                       =======   =======   =======   =======   ======
Total Return (a)......................   7.41%     8.82%     5.67%    13.89%    (.76%)
Net Assets at End of the Period (In
  millions)........................... $ 451.9   $ 425.6   $ 323.8   $ 233.9   $159.3
Ratio of Expenses to Average Net
  Assets (b)..........................   1.67%     1.71%     1.77%     1.73%    1.77%
Ratio of Net Investment Income to
  Average Net Assets (b)..............   5.26%     5.74%     5.88%     6.03%    6.19%
Portfolio Turnover....................     26%       29%       23%       26%      33%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                       December 10, 1993
                                     Year Ended November 30,            (Commencement of
                              -------------------------------------     Distribution) to
       Class C Shares          1998      1997      1996      1995     November 30, 1994(a)
------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period.............  $11.440   $11.126   $ 11.17   $ 10.42         $ 11.29
                              -------   -------   -------   -------         -------
Net Investment Income.......     .613      .644      .652       .66             .63
Net Realized and Unrealized
  Gain/Loss.................     .215      .312     (.045)    .7535          (.8363)
                              -------   -------   -------   -------         -------
Total from Investment
  Operations................     .828      .956      .607    1.4135          (.2063)
Less Distributions from and
  in Excess of Net
  Investment Income.........     .622      .642      .651     .6635           .6637
                              -------   -------   -------   -------         -------
Net Asset Value, End of the
  Period....................  $11.646   $11.440   $11.126   $ 11.17         $ 10.42
                              =======   =======   =======   =======         =======
Total Return (b)............    7.42%     8.82%     5.68%    13.79%          (1.80%)*
Net Assets at End of the
  Period (In millions)......  $ 110.6   $  91.3   $  50.0   $  31.1         $  15.3
Ratio of Expenses to Average
  Net Assets (c)............    1.67%     1.70%     1.77%     1.72%           1.75%
Ratio of Net Investment
  Income to Average Net
  Assets (c)................    5.25%     5.69%     5.86%     5.98%           6.07%
Portfolio Turnover..........      26%       29%       23%       26%             33%

 *  Non-Annualized

(a) Based on average month-end shares outstanding.

(b) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) For the years ended November 30, 1995 through 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                               November 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Municipal Fund, formerly known as Van Kampen American Capital High Yield Municipal Fund, (the "Fund") is organized as a series of the Van Kampen Tax-Exempt Trust, a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of interest income exempt from federal income tax as is consistent with investing in medium- to lower-rated high yielding municipal securities. The Fund commenced investment operations on January 2, 1986. The distribution of the Fund's Class B and Class C shares commenced on July 20, 1992 and December 10, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    The Fund's investments include lower-rated and unrated debt securities which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Securities rated below investment grade and comparable unrated securities represented approximately 64% of the Fund's investment portfolio at the end of the period.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with

                               November 30, 1998
--------------------------------------------------------------------------------

settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt securities. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At November 30, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $15,540,922 which expires between November 30, 2002 and November 30, 2005. Net realized gains or losses differ for financial reporting and tax purposes primarily as a result of the deferral for tax purposes of losses resulting from wash sales.

    At November 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $1,357,524,087; the aggregate gross unrealized appreciation is

                               November 30, 1998
--------------------------------------------------------------------------------

$87,525,603 and the aggregate gross unrealized depreciation is $6,321,057, resulting in net unrealized appreciation of $81,204,546.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

    Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

    Permanent book and tax differences relating to market discount on securities sold totaling $429 were reclassified from accumulated net realized gain/loss to accumulated net investment income.

    For the year ended November 30, 1998, 99.99% of the income distributions made by the Fund were exempt from federal income taxes. In January, 1999, the Fund will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                    % PER ANNUM
--------------------------------------------------------------------
First $300 million...................................... .60 of 1%
Next $300 million....................................... .55 of 1%
Over $600 million....................................... .50 of 1%

    For the year ended November 30, 1998, the Fund recognized expenses of approximately $41,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended November 30, 1998, the Fund recognized expenses of approximately $352,200 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund. These services are provided by Van Kampen at cost.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended November 30, 1998, the Fund recognized expenses of approximately $733,500. Beginning in 1998, the transfer

                               November 30, 1998
--------------------------------------------------------------------------------

agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At November 30, 1998, capital aggregated $867,776,273, $428,691,229 and $105,788,997 for Classes A, B, and C,
respectively. For the year ended November 30, 1998, transactions were as follows:

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     15,501,149    $ 180,363,153
  Class B..................................      5,190,835       60,344,265
  Class C..................................      2,003,857       23,283,102
                                               -----------    -------------
Total Sales................................     22,695,841    $ 263,990,520
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      1,945,625    $  22,655,360
  Class B..................................        886,374       10,315,348
  Class C..................................        257,191        2,989,748
                                               -----------    -------------
Total Dividend Reinvestments...............      3,089,190    $  35,960,456
                                               ===========    =============
Repurchases:
  Class A..................................     (7,951,196)   $ (92,412,176)
  Class B..................................     (4,479,101)     (52,140,145)
  Class C..................................       (742,697)      (8,634,665)
                                               -----------    -------------
Total Repurchases..........................    (13,172,994)   $(153,186,986)
                                               ===========    =============

                               November 30, 1998
--------------------------------------------------------------------------------

    At November 30, 1997, capital aggregated $757,169,936, $410,171,761, and
$88,150,812 for Classes A, B, and C, respectively. For the year ended November 30, 1997, transactions were as follows:

                                                 SHARES           VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     18,562,392    $ 210,055,169
  Class B..................................     10,089,692      114,185,577
  Class C..................................      4,036,766       45,697,832
                                               -----------    -------------
Total Sales................................     32,688,850    $ 369,938,578
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      1,614,240    $  18,155,813
  Class B..................................        745,441        8,385,472
  Class C..................................        175,898        1,978,396
                                               -----------    -------------
Total Dividend Reinvestments...............      2,535,579    $  28,519,681
                                               ===========    =============
Repurchases:
  Class A..................................     (7,837,512)   $ (87,719,551)
  Class B..................................     (2,749,344)     (30,839,936)
  Class C..................................       (723,574)      (8,114,312)
                                               -----------    -------------
Total Repurchases..........................    (11,310,430)   $(126,673,799)
                                               ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. Class C shares purchased before January 1, 1997, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. The CDSC will be imposed on most

                               November 30, 1998
--------------------------------------------------------------------------------

redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                     CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                   -----------------------
              YEAR OF REDEMPTION                   CLASS B         CLASS C
--------------------------------------------------------------------------
First..........................................     4.00%           1.00%
Second.........................................     4.00%            None
Third..........................................     3.00%            None
Fourth.........................................     2.50%            None
Fifth..........................................     1.50%            None
Sixth and Thereafter...........................      None            None

    For the year ended November 30, 1998, Van Kampen, as distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $343,400 and CDSC on the redeemed shares of Classes B and C of approximately $525,500. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $472,081,065 and $355,217,098, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    During the period the Fund invested in future contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

                               November 30, 1998
--------------------------------------------------------------------------------

    Upon entering into future contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts, each with a par value of $100,000, for the year ended November 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at November 30, 1997............................    200
Futures Opened..............................................    865
Futures Closed.............................................. (1,065)
                                                             ------
Outstanding at November 30, 1998............................    -0-
                                                             ======

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended November 30, 1998, are payments retained by Van Kampen of approximately $3,711,600.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Yield Municipal Fund (the "Fund"), a series of the Van Kampen Tax-Exempt Trust, at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
January 11, 1999

                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

PAUL G. YOVOVICH

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

JOHN L. SULLIVAN*
  Vice President, Treasurer and
  Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*

EDWARD C. WOOD, III*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After June 30, 1999, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by redemption costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which may limit the legal rights regarding the use of such statements in the case of dispute.